EXHIBIT 10.2

                               REVOLVING CREDIT
                                     AND
                             TERM LOAN AGREEMENT

                          DATED as of June 12, 1997

                                 by and among

                             CEPI HOLDINGS, INC.,
                                 as Borrower

                             CRC HOLDINGS CORP.,

                                     and

                      THE FINANCIAL INSTITUTIONS NOW OR
                          HEREAFTER PARTIES HERETO,
                                  as Lenders

                                     and

                            BANKERS TRUST COMPANY,

                            as Documentation Agent

                                     and

                              BANKBOSTON, N.A.,
                                   as Agent

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                               REVOLVING CREDIT
                                     AND
                             TERM LOAN AGREEMENT

This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of June 12, 1997, by and among (a) CEPI HOLDINGS, INC., a Delaware corporation having its principal place of business at 11601 N. Houston-Rosslyn Road, Houston, Texas 77086 (the "BORROWER"), (b) CRC HOLDINGS CORP., a Delaware corporation and the owner of 100% of the equity of the Borrower, having its principal place of business at 11601 N. Houston-Rosslyn Road, Houston, Texas 77086 (the "HOLDING COMPANY"), (c) the financial institutions which are now, or in accordance with SECTION 20 hereafter from time to time become, parties hereto and are listed on SCHEDULE 1 hereto (individually, each a "LENDER", and collectively, the "LENDERS"), (d) Bankers Trust Company, a national banking association, as documentation agent, and (e) BANKBOSTON, N.A., a national banking association ("FNBB"), as agent (the "AGENT") for itself and the other Lenders.

                1.  DEFINITIONS AND RULES OF INTERPRETATION.

      1.1. DEFINITIONS. The following terms shall have the meanings set forth in this SECTION 1.1 or elsewhere in the provisions of this Credit Agreement referred to below:

      ACCOUNTS RECEIVABLE. All rights of the Borrower and its Subsidiaries to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower and its Subsidiaries to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion in excess of $100,000 of the sum of money or other proceeds due thereon that relates to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with Generally Accepted Accounting Principles.

      ACQUISITION. The acquisition by the Borrower and its Subsidiaries of substantially all of the assets or of all of the issued and outstanding shares of capital stock (as the case may be) of each of the Target Companies pursuant to the Purchase Agreement and the other documents entered into in connection therewith.

      AFFILIATE. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.
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                                      -2-

      AGENCY ACCOUNT AGREEMENT. Any Agency Account Agreement in the form of EXHIBIT A-1 or A-2 hereto (or a form otherwise approved by the Agent in its sole discretion), entered into by the Borrower, the Agent and a depository institution satisfactory to the Agent.

      AGENT.  As defined in the preamble hereto.

      AGENT'S HEAD OFFICE. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

      AGENT'S SPECIAL COUNSEL. Bingham, Dana & Gould LLP or such other counsel as may be approved by the Agent.

      AGGREGATE FACILITIES COMMITMENT. With respect to each Lender, the amount equal to the sum of (a) such Lender's Commitments hereunder and, with respect to FNBB, the UK Commitment, PLUS (b) such Lender's Commitment Percentage of the Term Loan hereunder.

      APPLICABLE MARGIN. With respect to a Base Rate Loan, the Base Rate Applicable Margin, and with respect to a Eurodollar Rate Loan, the Eurodollar Applicable Margin.

      ASSIGNMENT AND ACCEPTANCE.  As set forth in SECTION 20.1 hereof.

      BALANCE SHEET DATE.  December 31, 1996.

      BASE RATE. The higher of (a) the annual rate of interest announced from time to time by FNBB at its head office in Boston, Massachusetts, as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

      BASE RATE APPLICABLE MARGIN. At all times from the Closing Date through the first Performance Adjustment Date, one percent (1%), and thereafter the percentage as determined pursuant to SECTION 6.11 hereof.

      BASE RATE LOANS. The Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate.
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                                      -3-

      BORROWER.  As defined in the preamble hereto.

      BORROWING BASE. At the relevant time of reference thereto, the amount then in effect as determined by the Agent pursuant to SECTION 2.9 by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to SECTION 9.4(E) hereof, which is equal to the sum of:

            (a) 80% of Eligible Accounts Receivable for which invoices have been issued and are payable; PLUS

            (b) 50% of the net book value (determined on a first-in first-out basis at lower of cost or market) of Eligible Inventory (other than inventory which is located outside the United States of America, England, Wales or the Dominion of Canada); PLUS

            (c) the sum of (i) 50% of the net book value (determined on a first-in first-out basis at lower of cost or market) of up to $1,000,000 of Eligible Inventory located outside the United States of America, England, Wales or the Dominion of Canada, and (ii) 35% of the net book value (determined on a first-in first-out basis at lower of cost or market) of up to $2,000,000 of Eligible Inventory located outside the United States of America, England, Wales or the Dominion of Canada in excess of the $1,000,000 set forth in CLAUSE (I) above; MINUS

            (d) the greater of (i) the Dollar Equivalent of the aggregate principal amount of loans outstanding PLUS letter of credit exposure under the UK Facility, and (ii) the Dollar Equivalent of UK Monthly Maximum Amount, as set forth in the UK Monthly Maximum Amount Certificate.

      BORROWING BASE REPORT. A Borrowing Base Report signed by the chief financial officer of the Borrower and in substantially the form of EXHIBIT B hereto.

      BUSINESS DAY. Any day on which banking institutions in Boston, Massachusetts and Houston, Texas are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

      CANADIAN ACCOUNTS.  As set forth in SECTION 9.14(B) hereof.

      CANADIAN DOLLARS.  Canadian Dollars in lawful currency of Canada.

      CANADIAN SECURITY DOCUMENTS. Collectively, the Collateral Mortgage and the General Security Agreement, each dated as of the date hereof, executed by the Canadian Subsidiary in favor of the Agent or its trustee, for the benefit of the Agent
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                                      -4-

and the Lenders, each in form and substance satisfactory to the Lenders and the Agent.

      CANADIAN SUBSIDIARY. CRC-Evans Canada, Ltd., a corporation organized under the laws of the Province of Alberta, Canada and a direct, wholly-owned subsidiary of the Borrower.

      CANADIAN WORKING CAPITAL FACILITY. Loan facility by Royal Bank of Canada in favor of the Canadian Subsidiary in the principal amount of $300,000 CDN, in the form delivered to the Agent as of the date hereof.

      CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with Generally Accepted Accounting Principles.

      CAPITAL EXPENDITURES. Amounts paid or indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with Generally Accepted Accounting Principles.

      CAPITALIZED LEASES. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of such Person in accordance with Generally Accepted Accounting Principles.

      CERCLA.  As set forth in SECTION 8.18 hereof.

      CLOSING DATE. The first date on which the conditions set forth in SECTION 12 hereof have been satisfied and any Revolving Credit Loans and the Term Loan are to be made or any Letter of Credit is to be issued hereunder.

      CODE.  The Internal Revenue Code of 1986, as amended.

      COLLATERAL. All of the property, rights and interests of the Holding Company and each of its Subsidiaries, whether tangible or intangible, real or personal, that are or are intended to be subject to the security interests and mortgages created by the Security Documents and the UK Security Documents.

      COMMITMENT. With respect to each Lender, the amount set forth on SCHEDULE 1 hereto as the amount of such Lender's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of
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                                      -5-

Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such Commitment is terminated pursuant to the provisions hereof, zero.

      COMMITMENT FEE.  As set forth in SECTION 2.2 hereof.

      COMMITMENT LETTER.  As set forth in SECTION 6.1 hereof.

      COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Term Loan and Total Commitment.

      CONSOLIDATED OR CONSOLIDATING. With reference to any term defined herein, shall mean that term as applied to the accounts of the Holding Company and its Subsidiaries, consolidated in accordance with Generally Accepted Accounting Principles.

      CONSOLIDATED DEBT SERVICE. With respect to any fiscal period, an amount equal to the sum of all payments on Indebtedness of the Holding Company and its Subsidiaries determined on a consolidated basis that become due and payable or that are to become due and payable during such fiscal year pursuant to any agreement or instrument to which the Holding Company or any of its Subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of Capitalized Leases LESS, any amounts received by the Borrower during such fiscal period pursuant to any Interest Rate Protection Agreements. Demand obligations shall be deemed to be due and payable during any fiscal year during which such obligations are outstanding.

      CONSOLIDATED EBIT. Consolidated Net Income for any period, before payment or provision for any income taxes or interest expense for such period, determined in accordance with Generally Accepted Accounting Principles.

      CONSOLIDATED EBITDA. For any period, Consolidated EBIT, calculated before deduction of depreciation, amortization and all other non-cash charges for such period, determined in accordance with Generally Accepted Accounting Principles.

      CONSOLIDATED EXCESS CASH FLOW. With respect to the Holding Company and its Subsidiaries for any particular fiscal period, an amount equal to (a) Consolidated Operating Cash Flow for such period LESS (b) Consolidated Debt Service PLUS (c) extraordinary nonrecurring items of income other than extraordinary items of income resulting from the sale of assets, the proceeds of which are used to prepay the Loans pursuant to SECTION 4.3.3(B) hereof.

      CONSOLIDATED FUNDED DEBT. All liabilities of the Holding Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, relating to the borrowing of money or in respect of
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                                      -6-

Capitalized Leases, LESS any amounts received by the Borrower during the period of review pursuant to any Interest Rate Protection Agreements.

      CONSOLIDATED NET INCOME (OR DEFICIT). The consolidated net income (or deficit) of the Holding Company and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with Generally Accepted Accounting Principles, and after eliminating therefrom all extraordinary nonrecurring items of income.

      CONSOLIDATED OPERATING CASH FLOW. For any period, an amount equal to (a) Consolidated EBITDA, LESS (b) the sum of (i) cash payments for all taxes paid or payable by the Holding Company and its Subsidiaries during such period, PLUS
(ii) Capital Expenditures made during such period to the extent permitted by
SECTION 11.2 hereof.

      CONSOLIDATED TANGIBLE NET WORTH. The excess of Consolidated Total Assets over Consolidated Total Liabilities, and LESS the sum of:

            (a) the total book value of all assets of the Holding Company and its Subsidiaries properly classified as intangible assets under Generally Accepted Accounting Principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; PLUS

            (b) all amounts representing any write-up in the book value of any assets of the Holding Company and its Subsidiaries resulting from a revaluation thereof subsequent to the date on which the Acquisition is consummated, excluding adjustments to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with Financial Accounting Standards Board Statement No. 52; PLUS

            (c) to the extent otherwise includable in the computation of Consolidated Tangible Net Worth, any subscriptions receivable.

      CONSOLIDATED TOTAL ASSETS. All assets of the Holding Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

      CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by the Holding Company and its Subsidiaries during such period on all Indebtedness of the Holding Company and its Subsidiaries outstanding during all or any part of such period determined on a consolidated basis, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases
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                                      -7-

and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money, but excluding the amortization of costs incurred in connection with the closing of the financing contemplated by this Agreement.

      CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Holding Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles and all Indebtedness of the Holding Company and its Subsidiaries, to the extent not so classified.

      CONVERSION REQUEST. A notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Loan in accordance with SECTION
2.7 hereof.

      COPYRIGHT MORTGAGES. The several Memorandum of Grant of Security Interest in Copyrights, dated or to be dated on or prior to the Closing Date, made by each of the Borrower and its Subsidiaries in favor of the Agent and in form and substance satisfactory to the Lenders and the Agent.

      CREDIT AGREEMENT. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

      DEFAULT.  As set forth in SECTION 14.1 hereof.

      DISTRIBUTION. With respect to a particular Person, the declaration or payment of any dividend (whether in cash or otherwise) on or in respect of any shares of any class of capital stock of such Person, other than dividends payable solely in shares of common stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of such Person.

      DOLLARS OR $. Dollars in lawful currency of the United States of America.

      DOLLAR EQUIVALENT. At any time of determination, (a) with respect to Dollars or an amount denominated in Dollars, such amount, and (b) with respect to any other currency, the amount of Dollars obtained by converting such currency into Dollars at the spot rate for the purchase of Dollars with respect to such currency as quoted by the Agent at approximately 11:00 a.m. (Boston, Massachusetts time) on the date of such determination.

      DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.
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                                      -8-

      DRAWDOWN DATE. The date on which any Revolving Credit Loan or the Term Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with SECTION 2.7 hereof or all or any portion of the Term Loan is converted or continued in accordance with SECTION
4.5 hereof.

      DUTCH GUILDERS. The lawful currency of the Netherlands.

      ELIGIBLE ACCOUNTS RECEIVABLE. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments payable by the Holding Company, the Borrower or any of its Subsidiaries to third parties that are adjustments to such Accounts Receivable)
(a) that the Borrower reasonably and in good faith determines to be collectible;
(b) that are with account debtors that (i) are not the Borrower, Subsidiaries of the Borrower or Persons within the Investors' Control Group, (ii) purchased the goods or services giving rise to the relevant Accounts Receivable in an arm's length transaction, in the ordinary course of business of the Borrower and its Subsidiaries, and (iii) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction; (c) that the Agent believes will not fail to be paid because of the account debtor's financial inability to pay or because the account debtor has disputed liability, asserted any right of set-off or has made a claim with respect to any other Account Receivable due from such account debtor, other than as a minimal adjustment in the ordinary course of business and in accordance with regular commercial practice; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (e) in which the Agent has a valid and perfected first priority security interest; (f) that are not more than ninety
(90) days, with respect to account debtors located in the United States and Canada, one hundred twenty (120) days, with respect to all other account debtors, past due according to their original terms of sale; (g) that are not outstanding for more than one hundred fifty (150) days, with respect to account debtors located in the United States and Canada, and one hundred eighty (180) days, with respect to all other account debtors, past the earlier to occur of
(i) the date of the respective invoices therefor and (ii) the date of shipment thereof in the case of goods or the end of the calendar month following the provision thereof in the case of services; PROVIDED, HOWEVER, that up to $1,000,000 may be outstanding for more than one hundred and eighty (180) days from the original invoice or shipment date thereof so long as such Accounts Receivable otherwise constitute Eligible Accounts Receivable hereunder; (h) that are not due from any single account debtor if more than twenty-five percent (25%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable; (i) that are payable in Dollars, Canadian Dollars, Pound Sterling or Dutch Guilders; and (j) that are not secured by a standby Letter of Credit with an expiration date three (3) months or later from the issuance date thereof and in
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                                      -9-

a face amount exceeding $500,000, unless the conditions of SECTION 9.16 have been satisfied in full.

      ELIGIBLE ASSIGNEE. Any of (a) a commercial Lender or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings Lender organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any institutional investor having a rating of not less than A or its equivalent by Standard & Poor's Corporation; (f) investment companies (as defined in the Investment Company Act of 1940, as amended) or other investment or mutual funds, in each case having total assets in excess of $100,000,000; and (g) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

      ELIGIBLE INVENTORY. With respect to the Borrower and its Subsidiaries, all inventory owned by the Borrower and its Subsidiaries; PROVIDED that Eligible Inventory shall not include any inventory (a) held on consignment, or not otherwise owned by the Borrower or such Subsidiary, or of a type no longer sold by the Borrower or such Subsidiary, (b) which is damaged or subject to any legal encumbrance other than Permitted Liens, (c) which is held by the Borrower or a Subsidiary of the Borrower on property leased by the Borrower or such Subsidiary if the aggregate book value of all Inventory located on such property is greater than $1,000,000, unless the Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Agent, (d) as to which, as applicable, (i) appropriate Uniform Commercial Code financing statements showing the Borrower or such Subsidiary as debtor and the Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Agent's security interest therein, (ii) appropriate steps have not been taken by UK Holdings, the UK Subsidiary and/or the direct Subsidiaries of the UK Subsidiary (including, without limitation, the execution and delivery by each such Person of a debenture in favor of the Agent and the registration thereof with the Company's Registration Office pursuant to Section 395 of the Company's Act of 1955) to create a valid charge in favor of the Agent over all such Person's inventory, or
(iii) appropriate financing statements showing the Canadian Subsidiary as debtor have not been filed in the proper filing office or offices under the Personal Property

Security Act in order to perfect the Agent's security interest therein, or (e) which in the aggregate exceeds $3,000,000 and is located outside of the United States of America, England, Wales or the Dominion of Canada.

      EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
SECTION 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

      ENVIRONMENTAL LAWS.  As set forth in SECTION 8.18(A) hereof.

      ERISA.  The Employee Retirement Income Security Act of 1974.

      ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under SECTION 414 of the Code.

      ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of SECTION 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

      EURODOLLAR APPLICABLE MARGIN. At all times from the Closing Date through the first Performance Adjustment Date, two and one-half percent (2.50%), and thereafter the margin rate as determined pursuant to SECTION 6.11 hereof.

      EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

      EURODOLLAR LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurodollar Rate Loans.

      EURODOLLAR RATE. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum (rounded upwards to the nearest 1/16 of one percent) at which the Agent's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market where the Eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loans to which such Interest Period applies, DIVIDED BY (b) a number equal to 1.00 MINUS the Eurocurrency Reserve Rate, if applicable.

      EURODOLLAR RATE LOANS. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate.
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                                      -11-

      EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "EUROCURRENCY LIABILITIES" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

      EVENT OF DEFAULT.  As set forth in SECTION 14.1 hereof.

      FACILITY AGREEMENT. The Facility Agreement, dated as of the date hereof, among the UK Subsidiary, the Agent and the other parties thereto, concerning the UK Facility.

      FNBB. As set forth in the preamble hereto.

      FNBB CONCENTRATION ACCOUNT.  As set forth in SECTION 9.14 hereof.

      FNBB OPERATING ACCOUNTS.  As set forth in SECTION 2.6(B) hereof.

      FUNDED DEBT RATIO. At any time of determination, the ratio of (a) the average amount of Consolidated Funded Debt during the four quarter period ended on such date to (b) Consolidated EBITDA for the four fiscal quarters then ended.

      GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (a) When used in SECTION 11 hereof, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles; PROVIDED that in each case referred to in this definition of "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in Generally Accepted Accounting Principles) as to financial statements in which such principles have been properly applied.

      GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of SECTION 3(2) of ERISA maintained or contributed to by the Borrower or
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                                      -12-

any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      GUARANTORS. Collectively, the North American Subsidiaries and the Holding Company.

      GUARANTIES. The several Guaranties, each dated or to be dated on or prior to the Closing Date, made by each of the Guarantors in favor of the Lenders and the Agent pursuant to which each Guarantor unconditionally guaranties to the Lenders and the Agent the payment and performance in full of the Obligations, in form and substance satisfactory to the Lenders and the Agent.

      HAZARDOUS SUBSTANCES.  As set forth in SECTION 8.18(B) hereof.

      HIGHEST  LAWFUL  RATE.  The  maximum   non-usurious   rate  of  interest
permitted by applicable law.

      HOLDING COMPANY.  As defined in the preamble hereto.

      HOLLAND ACCOUNT.  As set forth in SECTION 9.14(C) hereof.

      HOLLAND SUBSIDIARY. CRC-Evans B.V., a corporation to be organized under the laws of the Netherlands and a direct, wholly-owned Subsidiary of the Borrower, for the purpose of conducting the business in the Netherlands formerly conducted by CRC-Evans Holland B.V.

      INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

      INTEREST PAYMENT DATE. (a) As to any Base Rate Loan, the last day of the Interest Period which includes the Drawdown Date thereof; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) three (3) months or less, the last day of such Interest Period and (ii) more than three
(3) months, the date that is three (3) months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

      INTEREST PERIOD. With respect to each Revolving Credit Loan or all or any relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of the period selected by the Borrower in the Loan Request as follows: (i) for any Base Rate Loan, the last day of the relevant fiscal quarter, and (ii) for any Eurodollar Rate Loan, 1, 2, 3 or 6 month periods; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan (or portion thereof), as the case may be, and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

      (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

      (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

      (c) if the Borrower shall fail to give notice as provided in SECTION 2.7 hereof, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

      (d) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

      (e) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

      INTEREST  RATE  PROTECTION  AGREEMENTS.  As set  forth in  SECTION  9.15 hereof.

      INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      INVESTORS.  The Primary Investors and the Management Investors.

      INVESTORS' CONTROL GROUP. All Persons (a) which, directly or indirectly, individually or collectively, controls or is controlled by or under common control with any of the Investors or (b) who are relatives, directors, officers or general partners of any Investor or of any Person described in CLAUSE (A) above, other than the Borrower and its Subsidiaries. For purposes of this definition, "control" of a Person shall include the power, whether direct or indirect, (x) to vote fifty percent (50%) or more of the capital stock, partnership interest, voting trust certificates or other instruments commonly known as "securities" (as the case may be) having ordinary voting power for the election of directors or other managers of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      LENDERS. As defined in the preamble hereto.

      LETTER OF CREDIT. As set forth in SECTION 5.1.1 hereof.

      LETTER OF CREDIT APPLICATION. As set forth in SECTION 5.1.1 hereof.

      LETTER OF CREDIT FEE. As set forth in SECTION 5.6 hereof.

      LETTER OF CREDIT PARTICIPATION.  As set forth in SECTION 5.1.4 hereof.

      LOAN DOCUMENTS. The UK Loan Documents and the US Loan Documents.

      LOAN REQUEST. As set forth in SECTION 2.6(A) hereof.

      LOANS. The Revolving Credit Loans and the Term Loan.

      LOCK BOX ACCOUNTS.  As set forth in SECTION 9.14(A) hereof.

      MAJORITY LENDERS. As of any date, the Lenders holding at least Sixty-Six and Two-Thirds percent (66 2/3%) of an amount equal to the sum of the aggregate outstanding principal amounts of the Notes hereunder and the Dollar Equivalent of the aggregate unpaid principal amount outstanding under the UK Facility on such date; and if no such principal is outstanding, the Lenders whose Aggregate Facilities Commitments constitute at least Sixty-Six and Two-Thirds percent (66 2/3%) of the Aggregate Facilities Commitments for all of the Lenders, collectively.

      MANAGEMENT INVESTORS. The persons named on SCHEDULE 2 hereto.

      MANAGEMENT  NOTES.  The  several   promissory  notes,  in  the  original
aggregate   principal  amount  of  $1,919,400,   executed  by  the  Management
Investors in favor of the Holding Company.

      MATURITY DATE.  June 12, 2003.

      MAXIMUM DRAWING AMOUNT. The Dollar Equivalent of maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      MORTGAGED PROPERTIES. The Real Estate located in Tulsa, Oklahoma and Edmonton, Alberta, Canada.

      MORTGAGES. The several mortgages, dated or to be dated on or prior to the Closing Date, executed by the Borrower and the North American Subsidiaries in favor of the Agent with respect to the fee interests of the Borrower and such Subsidiaries in the Mortgaged Properties, in form and substance satisfactory to the Lenders and the Agent.

      MULTIEMPLOYER  PLAN.  Any  multiemployer  plan  within  the  meaning  of
SECTION 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

      NORTH AMERICAN SUBSIDIARIES. All of the Subsidiaries of the Borrower, both direct and indirect, other than the UK Subsidiary and its direct Subsidiaries and the Holland Subsidiary.

      NOTES.  The Term Notes and the Revolving Credit Notes.

      OBLIGATIONS. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letters of Credit Application, Letters of Credit or other instruments at any time evidencing any thereof or under any Interest Rate Protection Agreement issued by the Agent.

      OPERATING ACCOUNTS.  As set forth in SECTION 9.14(A) hereof.

      OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

      PATENT ASSIGNMENTS. The several Patent Collateral Assignment and Security Agreements, dated or to be dated on or prior to the Closing Date, made by each of the Borrower and its Subsidiaries in favor of the Agent and in form and substance satisfactory to the Lenders and the Agent.

      PBGC. The Pension Benefit Guaranty Corporation created by SECTION 4002 of ERISA and any successor entity or entities having similar responsibilities.

      PERFECTION CERTIFICATES. The Perfection Certificates as defined in the Security Agreements.

      PERFORMANCE ADJUSTMENT DATE.  As set forth in SECTION 6.11 hereof.

      PERMITTED LIENS. Liens, security interests and other encumbrances permitted by SECTION 10.2 hereof.

      PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

      PLEDGE AGREEMENTS. Collectively, the Stock Pledge Agreement executed by the Borrower, the Stock and Note Pledge Agreement executed by the Holding Company, and the Charge Over Shares in UK Holdings executed by the Borrower, each dated or to be dated on or prior to the Closing Date and each in form and substance satisfactory to the Lenders and the Agent.

      POUND STERLING.  The lawful currency of the United Kingdom.

      PRIMARY   INVESTORS.   Natural  Gas  Partners  IV,  L.P.  and  Equus  II
Incorporated.

      PRO FORMA CLOSING DATE BALANCE SHEET. The pro forma consolidated and consolidating balance sheet of the Holding Company and its Subsidiaries as of April 30, 1997, as adjusted for the transactions to occur in connection with the Acquisition and as contemplated by this Credit Agreement, and giving effect to such transactions as though all such transactions had occurred on the Closing Date.

      PURCHASE AGREEMENT. The Asset Purchase Agreement, dated December 23, 1996, as amended and restated as of January 31, 1997, in the form delivered to the Agent as of the date hereof.

      REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Holding Company or any of its Subsidiaries.

      RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

      REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Agent and the Lenders for amounts drawn under any Letter of Credit as provided in SECTION 5.2 hereof.

      RENTAL EQUIPMENT AND/OR RENTAL INVENTORY. Equipment owned by the Borrower and leased pursuant to rental agreements or contracts and carried on the consolidated books and records of the Borrower as rental inventory.

      REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Lenders to the Borrower pursuant to SECTION 2 hereof.

      REVOLVING CREDIT NOTE RECORD. A Record with respect to a Revolving Credit Note.

      REVOLVING CREDIT NOTES.  As set forth in SECTION 2.4 hereof.

      SECURITY AGREEMENTS. The several Security Agreements, each dated or to be dated on or prior to the Closing Date, between the Agent and each of the Borrower, the North American Subsidiaries and the Holding Company, each in form and substance satisfactory to the Lenders and the Agent.

      SECURITY DOCUMENTS. Collectively, the Guaranties, the Security Agreements, the Mortgages, the Patent Assignments, the Trademark Assignments, the Copyright Mortgages, the Pledge Agreements, the Canadian Security Documents, the Agency Account Agreements, and any other guaranties, security agreements or other security documents executed and delivered to the Agent in accordance with
SECTION 7 hereof.

      SETTLEMENT. The making of, or receiving of payments, in immediately available funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to each Lender's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

      SETTLEMENT AMOUNT.  As set forth in SECTION 2.8.2 hereof.

      SETTLEMENT DATE. (a) The Drawdown Date relating to any Loan Request or the date on which any Revolving Credit Loans are repaid pursuant to SECTION 3.3(A),
(b) Friday of each week, or if Friday is not a Business Day, the Business Day immediately following such Friday, (c) the Business Day immediately following the Agent becoming aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from the Agent PLUS the Agent's Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than the Agent's Commitment Percentage of the Total Commitment, (e) the Business Day immediately following any Business Day on which the amount of Loans outstanding increases or decreases by more than $5,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Base Rate Loan to a Eurodollar Rate Loan occurs, or (g) any Business Day on which (i) the amount of outstanding Revolving Credit Loans decreases and (ii) the amount of the Agent's Loans outstanding equals zero dollars ($0).

      SUBORDINATED DEBT. The unsecured Indebtedness of the Holding Company owing to the Primary Investors, evidenced by the Subordinated Notes.

      SUBORDINATED NOTES. The several unsecured promissory notes, in the original aggregate principal amount of $1,919,400, paying interest at a per annum rate not to exceed twelve percent (12%), executed by the Holding Company in favor of the Primary Investors, which are expressly subordinated by their terms and made junior to the payment and performance in full of the Obligations.

      SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

      SURVEY. In relation to each Mortgaged Property, an instrument survey of such Mortgaged Property, dated as of a date subsequent to 1996, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located and if such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

      SURVEYOR CERTIFICATE. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such

Survey, dated as of a recent date, containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, in form and substance satisfactory to the Agent.

      TARGET COMPANIES. CRC-Evans Pipeline International, Inc., a Delaware corporation, and the "Affiliated Companies" (as defined in the Purchase Agreement).

      TERM LOAN. The term loan made or to be made by the Lenders to the Borrower on the Closing Date in the aggregate principal amount of $20,000,000 pursuant to
SECTION 4.1 hereof.

      TERM NOTE RECORD.  A Record with respect to a Term Note.

      TERM NOTES.  As set forth in SECTION 4.2 hereof.

      TITLE INSURANCE COMPANY.  Lawyer's Title Insurance Corporation.

      TITLE POLICY. In relation to the Real Estate located in Tulsa, Oklahoma, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage on such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) revolving credit endorsement, (d) tie-in endorsement, and (e) doing business endorsement.

      TOTAL COMMITMENT. The sum of the Commitments of all of the Lenders, collectively (at no time to exceed $20,000,000).

      TRADEMARK ASSIGNMENTS. The several Trademark Collateral Security and Pledge Agreements, dated or to be dated on or prior to the Closing Date, made by each of the Borrower and its Subsidiaries in favor of the Agent, each in form and substance satisfactory to the Lenders and the Agent.

      TYPE. As to any Loan (or portion thereof), its nature as a Base Rate Loan or a Eurodollar Rate Loan.

      UK COMMITMENT. The "Maximum Commitment Amount" under the UK Facility, not to exceed (pound)3,050,000.

      UK FACILITY. The Pound Sterling Revolving Credit Facility, pursuant to the Facility Agreement, not to exceed the UK Commitment.

      UK HOLDINGS. PIH Holdings Limited (Registered Number 3335609), a limited liability company incorporated in England and Wales, and a direct wholly-owned Subsidiary of the Borrower and the owner of 100% of the equity of the UK Subsidiary.

      UK LOAN DOCUMENTS. The definitive loan documents memorializing the UK Facility, including without limitation, the Facility Agreement and the UK Security Documents.

      UK MONTHLY MAXIMUM AMOUNT. The maximum amount available to be borrowed under the UK Facility during any calendar month, as set forth in the UK Monthly Maximum Amount Certificate.

      UK MONTHLY MAXIMUM AMOUNT CERTIFICATE. The certificate delivered to the Agent by the Borrower and the UK Subsidiary pursuant to SECTION 9.4(I) hereof setting forth the UK Monthly Maximum Amount.

      UK SECURITY DOCUMENTS. Collectively, the documents listed on Part 2 of the Third Schedule to the Facility Agreement.

      UK SUBSIDIARY. Pipeline Induction Heat Limited (Registered Number 01478556), a limited liability company incorporated in England and Wales, and a direct wholly-owned Subsidiary of UK Holdings.

      UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Lenders on the date specified in, and in accordance with, SECTION 5.2 hereto.

      US LOAN DOCUMENTS. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Security Documents, and any other documents, agreements or instruments contemplated hereby or thereby or executed in connection herewith or therewith, including, without limitation, any letter agreement relating to fees payable to the Agent or the Lenders in connection herewith.

      VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

      1.2.  RULES OF INTERPRETATION.

            (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

            (b) The singular includes the plural and the plural includes the singular.

            (c)  A   reference   to  any  law   includes   any   amendment  or
      modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "include", "includes" and "including" are not limiting.

            (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

            (h) Reference to a particular "Section" refers to that Section of this Credit Agreement unless otherwise indicated.

            (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular Section or subdivision of this Credit Agreement.

                     2.  THE REVOLVING CREDIT FACILITY.

      2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date until the Maturity Date, upon notice by the Borrower to the Agent given in accordance with SECTION 2.6 hereof, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment MINUS such Lender's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations; PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of the Total Commitment and the Borrowing Base, and PROVIDED FURTHER, that the Borrower shall not have the right to request any Revolving Credit Loans hereunder unless the principal amounts then outstanding under the UK Facility (including the maximum amount available to be drawn under letters of credit and other collateral instruments issued under such facility) are equal to or greater than (pound)2,000,000. The Revolving Credit Loans shall be made PRO RATA in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in SECTIONS 12 and 13 hereof, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and SECTION 13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

      2.2. COMMITMENT FEE. The Borrower agrees to pay to the Agent for the accounts of the Lenders pro rata in accordance with each Lender's share of the aggregate amount of Loans and Letters of Credit outstanding, a commitment fee (the "COMMITMENT FEE") calculated at the rate of one-half of one percent (0.50%) from the Closing Date through the first Performance Adjustment Date, and thereafter the percentage determined pursuant to SECTION 6.11 hereof, on the average daily amount, during each calendar quarter or portion thereof from the Closing Date to the Maturity Date, by which (a) the Total Commitment MINUS (b) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

      2.3. REDUCTION OF REVOLVER COMMITMENT. The Borrower shall have the right, at any time and from time to time upon five (5) Business Days written notice to the Agent thereof, to reduce by $1,000,000 (or integral multiples thereof), or to terminate entirely, the Total Commitment, whereupon the Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Commitment Percentages of the amount specified in such notice, or as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this SECTION 2.3, the Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the

Agent for the respective accounts of the Lenders the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Total Commitment may be reinstated.

      2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT C hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment on the Closing Date or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, PLUS interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

      2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in SECTION 6.12 hereof,

            (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate equal to the Base Rate PLUS the Base Rate Applicable Margin.

            (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate equal to the Eurodollar Rate PLUS the Eurodollar Applicable Margin.

The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

      2.6.  REQUESTS FOR REVOLVING CREDIT LOANS.

            (a) The Borrower shall give to the Agent written notice in the form of EXHIBIT D hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT D) of each Revolving Credit Loan requested hereunder (each, a "LOAN

      REQUEST") no less than (a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice (but in any event on the same Business Day), the Agent shall notify each of the Lenders thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

            (b) Notwithstanding the notice and minimum amount requirements set forth in SECTION 2.6(A) above, but otherwise in accordance with the terms and conditions of this Credit Agreement, the Agent may, in its sole discretion and without conferring with the other Lenders, make Revolving Credit Loans to the Borrower (i) by entry of credits to the Borrower's operating account(s) (No(s). 522 84 061 (the "FNBB OPERATING ACCOUNTS") with the Agent to cover checks or other charges which the Borrower has drawn or made against such account(s) or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented. The Borrower acknowledges and agrees that the making of such Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Loans covered by a Loan Request, including, without limitation, the limitations set forth in
      SECTION 2.1 above and the requirements that the applicable provisions of
      SECTION 12 (in the case of Loans made on the Closing Date) and SECTION 13 be satisfied. All actions taken by the Agent pursuant to the provisions of this SECTION 2.6(B) shall be conclusive and binding on the Borrower absent the Agent's gross negligence or willful misconduct. Loans made pursuant to this SECTION 2.6(B) shall be Base Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, interest thereon shall be for the account of the Agent.

      2.7.  CONVERSION OPTIONS.

            2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT Loan. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (a) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, (i) such conversion shall only be made on the last day of the

      Interest Period with respect thereto and (ii) the Borrower shall give the Agent at least one (1) Business Day prior written notice of such election; and (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election and (c) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein; PROVIDED that any partial conversion shall be in an aggregate principal amount of $500,000 or an integral multiple thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

            2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in
      SECTION 2.7.1 above; PROVIDED that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of such Default or Event of Default of which officers of the Agent active in the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this SECTION 2.7 is scheduled to occur.

            2.7.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and shall be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or an integral multiple thereof. The Borrower may not have more than four (4) Interest Periods relating to Eurodollar Rate Loans at any time outstanding.

      2.8.  FUNDS FOR REVOLVING CREDIT LOAN.

            2.8.1. FUNDING PROCEDURES. Not later than 2:00 p.m.. (Boston, Massachusetts time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Lender of such amount, and upon receipt of the documents required by SECTIONS 12 and 13 hereof and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Lenders. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

            2.8.2. SETTLEMENTS. On each Settlement Date, the Agent shall, not later than 11:00 a.m. (Boston, Massachusetts time), give telephonic or facsimile notice (a) to the Lenders and the Borrower of the respective outstanding amount of Loans made by the Agent on behalf of the Lenders from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made on such date pursuant to a Loan Request, and (b) to the Lenders of the amount (a "SETTLEMENT AMOUNT") that each Lender shall pay to effect a Settlement of any Loan. A statement of the Agent submitted to the Lenders and the Borrower or to the Lenders (as the case may be), with respect to any amounts owing under this SECTION 2.8.2 shall be PRIMA FACIE evidence of the amount due and owing. Each Lender shall, not later than 3:00 p.m. (Boston, Massachusetts time) on such Settlement Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount. All funds advanced by any Lender pursuant to this
      SECTION 2.8.2 shall for all purposes be treated as a Loan made by such Lender to the Borrower and all funds received by any Lender pursuant to this SECTION 2.8.2 shall for all purposes be treated as repayment of amounts owed with respect to Loans made by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Lender from making any Loan to effect a Settlement as contemplated hereby, such Lender will make such disposition and arrangements with the other Lenders with respect to such Loans, either by way of purchase of participations, distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Settlement Date the amount of its Settlement Amount (a) shall not relieve any other Lender from its several obligations hereunder to make available to the Agent the amount of such other Lender's Settlement Amount and (b) shall not impose upon such other Lender any liability with respect to such failure or refusal or otherwise increase the commitment of such other Lender.

            2.8.3. ADVANCES BY AGENT. The Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date or Settlement Date (as the case may be), assume that such Lender has made or will make available to the Agent on such date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date or Settlement Amount (as the case may be), and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Agent its Commitment Percentage of the Revolving Credit Loans on a date after such Drawdown Date, or its Settlement Amount on a date after such Settlement Date, such Lender shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Lender's (i) Commitment Percentage of such Revolving Credit Loans or (ii) Settlement Amount (as the case may be), times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date or Settlement Date (as the case may be) to the date on which the amount of such Lender's (i) Commitment Percentage of such Revolving Credit Loans or
      (ii) Settlement Amount (as the case may be) shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Lender. If such amount is not made available to the Agent by such Lender within three (3) Business Days following such Drawdown Date or Settlement Date (as the case may be), the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans (x) made on such Drawdown Date or (y) as of such Settlement Date (as the case may be), but in no event shall the Borrower be responsible for payment of any amounts, costs, or other expenses under SECTION 6.10 hereof incurred by or allocable to the Lender who failed to make available to the Agent any amounts required under this SECTION 2.8.

      2.9. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to SECTION 9.4(E)
hereof) by the Agent by reference to the Borrowing Base Report. Notwithstanding any provision of this Agreement to the contrary, if at any time the Borrowing Base is reduced due to the exercise by the Agent of its discretion pursuant to CLAUSE (C) of the definition of "Eligible Accounts Receivable or CLAUSE (E) of the definition of "Eligible Inventory" (collectively, the "DISCRETIONARY CLAUSES"), and, as a result thereof, the sum of any outstanding Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Borrowing Base, the Borrower shall not be required to repay the Loans for a period of thirty (30) days to the extent, and only to the extent, of the amount by which the Borrowing Base is so reduced by the Agent pursuant to the Discretionary Clauses.

                3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.

      3.1. MATURITY. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

      3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (a) the Total Commitment and (b) the Borrowing Base, then, subject to SECTION 2.9 above, the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by SECTIONS 5.2(B) and (C) hereof. Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

      3.3.  OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS.

            (a) The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium; PROVIDED that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this SECTION 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 10:00 a.m. (Boston, Massachusetts time), at least two (2) Business Days prior written notice of any proposed prepayment pursuant to this SECTION
      3.3 of Base Rate Loans and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this SECTION 3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

            (b) Notwithstanding the notice and minimum amount requirements set forth in SECTION 3.3(A) above, subject to Settlement, the Agent may in its sole discretion allow the Borrower to repay Revolving Credit Loans made by the Agent on a daily basis.

                             4.  THE TERM LOAN.

      4.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend to the Borrower on the Closing Date the amount of its Commitment Percentage of the Term Loan, which such amount shall not exceed in aggregate for all the Lenders collectively, $20,000,000.

      4.2. THE TERM NOTES. The Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT E hereto (each a "TERM NOTE"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment Percentage of the Term Loan on the Closing Date and representing the obligation of the Borrower to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Commitment Percentage of the Term Loan, PLUS interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term Note Record reflecting the original principal amount of such Lender's Commitment Percentage of the Term Loan and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term Note, an appropriate notation on such Lender's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

      4.3.  MANDATORY PAYMENTS.

            4.3.1. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. The Borrower promises to pay to the Agent for the account of the Lenders the principal amount of the Term Loan in twenty-three (23) consecutive installments, due and payable in arrears on the last day of each calendar quarter of each calendar year as set forth in the table below, commencing on September 30, 1997, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Term Loan.

       -------------------------------------------------------------------
              YEAR           QUARTERLY AMOUNT          ANNUAL AMOUNT
       -------------------------------------------------------------------
              One                $ 500,000              $ 2,000,000
       -------------------------------------------------------------------
              Two                $ 625,000              $ 2,500,000
       -------------------------------------------------------------------
             Three               $ 750,000              $ 3,000,000
       -------------------------------------------------------------------
              Four               $ 875,000              $ 3,500,000
       -------------------------------------------------------------------
              Five              $1,000,000              $ 4,000,000
       -------------------------------------------------------------------
              Six               $1,250,000              $ 5,000,000
       -------------------------------------------------------------------
             TOTAL                                      $20,000,000
       -------------------------------------------------------------------

            4.3.2. PAYMENTS FROM EXCESS CASH FLOW. Within thirty (30) days after the Agent's receipt of the audited financial statements delivered pursuant to SECTION 9.4(A) hereof, the Borrower shall prepay the Term Loan in an aggregate principal amount equal to (a) if the Funded Debt Ratio as at the last day of the most recently ended fiscal year is less than 3.00:1.00, fifty percent (50%) of Consolidated Excess Cash Flow for such fiscal year; and (b) if the Funded Debt Ratio equals or exceeds 3.00:1.00, seventy-five percent (75%) of Consolidated Excess Cash Flow for such fiscal year, LESS, in each case, the amount of any prepayments of the Term Loan made during such fiscal year by the Borrower pursuant to SECTION 4.4 below.

            4.3.3. PAYMENTS FROM NET PROCEEDS. The Borrower shall prepay the Term Loan as follows:

            (a) no later than five (5) days following the issuance of equity securities or debt by the Borrower or any of the North American Subsidiaries (to the extent permitted by this Credit Agreement), other than sales of equity securities to directors, officers or employees of the Borrower or any of its North American Subsidiaries to the extent the aggregate proceeds thereof in any fiscal year do not exceed $200,000, the Borrower shall prepay the Term Loan by an amount equal to 100% of the cash proceeds received by the Borrower from the issuance of such equity securities or debt; and

            (b) no later than five (5) days after any sale or other disposition of all or any material assets of the Borrower or of any of the North American Subsidiaries (to the extent permitted by SECTION 10.5.2 hereof), other than (i) sales in the ordinary course of business and consistent with the past practices of the Target Companies, of (A) inventory and (B) Rental Equipment and/or Rental Inventory and (ii) sales or dispositions of assets which do not exceed $250,000 in any fiscal year of the Borrower, the Borrower shall prepay the Term Loan by an amount equal to 100% of the cash proceeds from such sale or disposition.

            4.3.4. UK FACILITY. The Borrower shall prepay the Term Loan in full if at any time the aggregate principal amount outstanding under the UK Facility (including the maximum amount available to be drawn under letters of credit and other collateral instruments issued under such facility) is less than (pound)2,000,000.

            4.3.5. ALLOCATION OF MANDATORY PREPAYMENTS. Each mandatory prepayment required under this SECTION 4.3 shall be applied to reduce the principal amounts of the Term Loan outstanding on the date of such prepayment and shall be allocated among the Lenders in proportion, as nearly as practicable, to the respective aggregate outstanding amounts of each Lender's Term Note with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of such prepayment and all principal amounts prepaid shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity.

      4.4. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Loan on or before the Maturity Date, as a whole or in part, upon not less than five (5) Business Days prior written notice to the Agent; PROVIDED that (a) each partial prepayment shall be in the principal amount of $500,000, or an integral multiple thereof, (b) no portion of the Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this
SECTION 4.4 other than on the last day of the Interest Period relating thereto, and (c) each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Term Note, with adjustments, to the extent practicable, to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

      4.5. CONVERSION OPTIONS. After the Term Loan has been made, the provisions of SECTION 2.7 hereof shall apply MUTATIS MUTANDIS with respect to all or any portion of the Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

      4.6.  INTEREST ON TERM LOAN.

            4.6.1. INTEREST RATES. Except as otherwise provided in SECTION 6.12 hereof, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                  (a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at a rate equal to the Base Rate PLUS the Base Rate Applicable Margin.

                  (b) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at a rate equal to the Eurodollar Rate PLUS the Eurodollar Applicable Margin.

      The Borrower promises to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

            4.6.2. NOTIFICATION BY BORROWER. The Borrower shall notify the Agent, such notice to be irrevocable, at least four (4) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the Eurodollar Rate.

            4.6.3. AMOUNTS, ETC. Any portion of the Term Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $1,000,000 or an integral multiple thereof. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate.

                           5.  LETTERS OF CREDIT.

      5.1.  LETTER OF CREDIT COMMITMENTS.

            5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "LETTER OF CREDIT APPLICATION"), the Agent on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in SECTION 5.1.4 below and upon the representations and warranties of the Borrower contained herein, agrees to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, each a "LETTER OF CREDIT"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $9,000,000 at any one time, (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and
      (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Commitment and (B) the Borrowing Base and (c) the principal amounts outstanding under the UK Facility (including the maximum amount available to be drawn under letters of credit and other collateral instruments issued under such facility) shall equal or exceed (pound)2,000,000.

            5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

            5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiration date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

            5.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage of all Letters of Credit issued, extended or renewed and all Unpaid Reimbursement Obligations, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to SECTION 5.2 below (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender).

            5.1.5. PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in the Borrower's Reimbursement Obligation under SECTION 5.2 below in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to SECTION 5.2.

      5.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Agent to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

            (a) except as otherwise expressly provided in SECTIONS 5.2(B) and
      (C) below, on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Lender in connection with any payment made by the Agent or any Lender under, or with respect to, such Letter of Credit,

            (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Lenders and the Agent as cash collateral for all Reimbursement Obligations, and

            (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with SECTION 14 hereof, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Lenders and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this SECTION 5.2, at any time from the date such amounts become due and payable (whether as stated in this SECTION 5.2, by acceleration or otherwise) until payment in full (whether before or after judgment), shall be payable to the Agent on demand at the rate specified in SECTION 6.12.1 hereof for overdue principal on the Revolving Credit Loans.

      5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or of the demand for payment made and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in SECTION 5.2 above on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston, Massachusetts time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Agent, at its Head Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

      5.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this SECTION 5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Lenders that the Agent and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under SECTION 5.2 above shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Lender.

      5.5 RELIANCE BY ISSUER. To the extent not inconsistent with SECTION 5.4 above, the Agent shall be entitled to rely, and shall be fully protected in relying upon, (a) any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and (b) any advice and statements of legal counsel, independent accountants and other experts selected by the Agent with due care. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

      5.6. LETTER OF CREDIT FEE. The Borrower shall, on the date of issuance or of any extension or renewal of any Letter of Credit and at such other time or times as such charges are customarily made by the Agent, pay a fee (in each case, a "LETTER OF CREDIT FEE") to the Agent in an amount equal to the sum of
(a) the product of, (i) in respect of each standby Letter of Credit, the Eurodollar Applicable Margin TIMES the average daily aggregate amount available to be drawn under such Letter of Credit during such period, and (ii) in respect of each documentary Letter of Credit, the Eurodollar Applicable Margin TIMES the face amount of such documentary Letter of Credit, times a fraction, the numerator of which is the number of days between the issuance date of the documentary Letter of Credit, inclusive, and the expiration date thereof, inclusive, and the denominator is 365, PLUS (b) the Agent's customary issuance, amendment, negotiation, document examination and other administrative processing fees; with a portion of each such Letter of Credit Fee equal to one-eighth percent (0.125%) per annum of the face amount of each applicable Letter of Credit (and such issuance, amendment, negotiation, document examination and other administrative processing fees) to be for the Agent's own account, and with the remainder of each such Letter of Credit Fee (but not such issuance, amendment, negotiation, document examination or other administrative processing fees) to be for the accounts of the Lenders in accordance with their respective Commitment Percentages.

                      6.  CERTAIN GENERAL PROVISIONS.

      6.1. CLOSING FEE. The Borrower agrees to pay to the Agent on the Closing Date, a closing fee in the amount set forth in that certain Letter Agreement, dated as of the date hereof, between the Agent and the Borrower (the "FEE LETTER").

      6.2. AGENT'S FEE. The Borrower shall pay to the Agent annually in advance, for the Agent's own account, the Agent's Fee as required by the Fee Letter.

      6.3.  FUNDS FOR PAYMENTS.

            6.3.1. PAYMENTS TO AGENT. All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other U.S. Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent (as the case may be), at the Agent's Head Office or at such other location in the Boston, Massachusetts area that the Agent may from time to time designate, in each case in immediately available funds.

            6.3.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other U.S. Loan Documents, the Borrower will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other U.S. Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

      6.4. COMPUTATIONS. All computations of interest on the Loans and of commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the

Lenders of such outstanding amount, the Agent or such Lender shall notify the Borrower to the contrary.

      6.5. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to a Eurodollar Rate Loan during such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders) to the Borrower and the Lenders. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and, shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Lenders to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.

      6.6. ILLEGALITY. Notwithstanding any other provisions herein, if any change in present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and the other Lenders and thereupon (a) the commitment of such Lender to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this SECTION 6.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

      6.7. ADDITIONAL COSTS, ETC. If any change in present or any future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or to the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

            (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other U.S. Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Agent), or

            (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Agent under this Credit Agreement or any of the other U.S Loan Documents, or

            (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

            (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Credit Agreement, the other U.S. Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is;

                  (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                  (ii) to reduce the amount of principal, interest,
            Reimbursement Obligation or other amount payable to such Lender or to the Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                  (iii) to require such Lender or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Lender or (as the case may be) the Agent, at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as will be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

      6.8. CAPITAL ADEQUACY. If after the date hereof any Lender or the Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for lenders or lender holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Lender or the Agent or any corporation controlling such Lender or the Agent with any change in law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Agent's commitment with respect to any Loans to a level below that which such Lender or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Agent to be material, then such Lender or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Lender or (as the case may be) the Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Agent of a certificate in accordance with
SECTION 6.9 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

      6.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to SECTIONS 6.7 or 6.8 above and a brief explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

      6.10. INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans,
(b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with SECTIONS 2.6, 2.7 or 4.5 hereof or
(c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

      6.11. APPLICABLE MARGIN. Based upon, and three (3) Business Days following receipt by the Agent (the date of the effectiveness of any Performance Adjustment, a "PERFORMANCE ADJUSTMENT DATE") of, (a) beginning with the Borrower's financial statements as hereafter described for the fiscal quarter of the Borrower ending December 31, 1997, (i) with respect to the first three fiscal quarters of each fiscal year, the Borrower's quarterly unaudited consolidated and consolidating financial statements pursuant to SECTION 9.4(B) hereof and (ii) with respect to the last fiscal quarter of each fiscal year, the Borrowers' annual audited consolidated and consolidating financial statements pursuant to SECTION 9.4(A) hereof, and (b) a certificate of the chief financial officer of the Borrower setting forth calculations of the financial information set forth below (the Borrower also hereby agreeing to provide to the Agent, simultaneously with the delivery of such certificate, telephonic notice of any Performance Adjustments based upon such calculations), the Base Rate Applicable Margin, the Eurodollar Applicable Margin and the Commitment Fee shall be subject to adjustment in accordance with the provisions of this paragraph (each such adjustment, a "PERFORMANCE ADJUSTMENT"). The Eurodollar Applicable Margin, the Base Rate Applicable Margin and the Commitment Fee with respect to any period following any Performance Adjustment Date until the next succeeding Performance Adjustment Date shall be as set forth in the table below on the line furthest down in such table with respect to which the Funded Debt Ratio for the fiscal quarter most recently ended prior to such possible Performance Adjustment Date shall be less than the ratio set forth on such line in such table:

  -----------------------------------------------------------------------
                                             BASE RATE
        FUNDED DEBT         EURODOLLAR       APPLICABLE     COMMITMENT
           RATIO         APPLICABLE MARGIN     MARGIN          FEE
  -----------------------------------------------------------------------
    equal to or greater
       than 3.00:1.00         2.50%            1.00%           0.50%
  -----------------------------------------------------------------------
    equal to or greater
       than 2.50:1.00
        but less than
          3.00:1.00           2.25%            0.75%           0.375%
  -----------------------------------------------------------------------
    equal to or greater
      than 2.00:1.00
       but less than
        2.50:1.00             2.00%            0.50%           0.375%
  -----------------------------------------------------------------------
     less than
     2.00:1.00                1.75%            0.25%           0.25%
  -----------------------------------------------------------------------

      6.12.  INTEREST AFTER DEFAULT.

            6.12.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to (a) with respect to the Term Loan, two percent (2%) above the then applicable interest rate as set forth in SECTION 4.6 above, (b) with respect to any Revolving Credit Loans, two percent (2%) above the then applicable interest rate as set forth in SECTION 2.5 above and (c) with respect to any other amounts due and payable hereunder or under any of the other Loan Documents, two percent (2%) above the then applicable interest rate set forth herein or therein for such amounts (and if no interest rate is so set forth, then the applicable Base Rate), until such amount shall be paid in full (after as well as before judgment).

            6.12.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an Event of Default the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders pursuant to SECTION 28 hereof, bear interest at a rate per annum equal to
      (a) with respect to the Term Loan, two percent (2%) above the then applicable interest rate as set forth in SECTION 4.6, and (b) with respect to any Revolving Credit Loans, two percent (2%) above the then applicable interest rate as set forth in SECTION 2.5.

      6.13. USURY PROVISION. It is not the intention of any parties to this Credit Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision of this Credit Agreement or of any other Loan Document, neither the Agent nor any Lender shall ever be entitled to receive, collect or apply, as interest, charges, fees, penalties or additional amounts (collectively, referred to herein as "INTEREST") on any of the Loans or any other Obligation, any amount in excess of the Highest Lawful Rate. If under the laws of any applicable jurisdiction there is no legal limitation on the rate of Interest that may be charged with respect to an obligation owing to any Lender or the Agent (including, without limitation, the outstanding principal amount of the Loans, unpaid Interest with respect to any Loan or any other Obligations due and payable under any Loan Document), there shall be no maximum amount applicable to such obligation, notwithstanding any reference thereto herein or in any other Loan Document. The existence of a Highest Lawful Rate for Obligations owing to any one Lender or the

Agent shall not cause such Highest Lawful Rate to apply to the Obligations owing to any other Lender or the Agent, the Highest Lawful Rate being independently determined with respect to each Lender or the Agent. If at any time the rate at which Interest is payable to any Lender or the Agent on any Loan or any other Obligation exceeds the Highest Lawful Rate, such Loan or other Obligation shall bear Interest at the Highest Lawful Rate only but shall continue to bear Interest at the Highest Lawful Rate until such time as the total amount of Interest accrued on such Loan or other Obligation equals (but does not exceed) the total amount of Interest which would have accrued thereon had there been no Highest Lawful Rate applicable thereto. If at the maturity or final payment of such Loan or other Obligation (whether at stated maturity, by acceleration or prepayment or otherwise) the total amount of Interest which has then accrued or been paid thereon as provided above (the "COLLECTED INTEREST") is less than the total amount of Interest which would have accrued thereon had there been no Highest Lawful Rate applicable thereto (the "UNRESTRICTED INTEREST"), then the Borrower shall, in addition to the Collected Interest, pay to each Lender or (as the case may be) the Agent an amount equal to (a) the lesser of the Unrestricted Interest owed or accrued for the benefit of such Lender or (as the case may be) the Agent and the total amount of Interest which would have accrued thereon for the benefit of each Lender and the Agent had such Loan or other Obligation at all times borne Interest at the Highest Lawful Rate, MINUS (b) the Collected Interest paid for the account of each Lender and the Agent. This SECTION 6.13 shall control every provision of every agreement pertaining to the transactions contemplated by or contained in this Credit Agreement or any of the other Loan Documents and shall equally apply to any guaranty or other obligation of any Subsidiary of the Borrower or of any other Person under the Loan Documents as if such obligations were "Obligations" as defined herein.

                  7.  COLLATERAL SECURITY AND GUARANTIES.

      7.1. SECURITY OF BORROWER. The Obligations shall be secured at all times by (a) a pledge of and perfected first priority lien on all of the issued and outstanding shares of the capital stock of the Borrower pursuant to the Pledge Agreement to which the Holding Company is party, and (b) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in substantially all of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is party.

      7.2. GUARANTIES AND SECURITY OF THE NORTH AMERICAN SUBSIDIARIES. The Obligations shall also be unconditionally guaranteed pursuant to the terms of the Guaranties. The obligations of the North American Subsidiaries under the Guaranties to which they are party shall be in turn secured at all times by (a) a pledge of and perfected first priority lien on all of the issued and outstanding shares of the capital stock of each North American Subsidiary, pursuant to the appropriate Pledge

Agreement to which the Borrower is party, and (b) a perfected first priority security interest in substantially all of the assets of each North American Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Subsidiary is a party. The obligations of the Holding Company under the Guaranty to which it is a party shall be in turn secured at all times by a perfected first priority security interest in substantially all of the assets of the Holding Company, whether now owned or hereafter acquired (other than those assets explicitly excluded by the terms thereof), pursuant to the terms of the Security Agreement and the Pledge Agreement to which the Holding Company is a party. The Obligations shall be further secured at all times by a first legal charge over sixty-five percent (65%) of the issued shares of UK Holdings, pursuant to the Pledge Agreement to which the Borrower is party.

                    8.  REPRESENTATIONS AND WARRANTIES.

      The Borrower and the Holding Company represent and warrant to the Lenders and the Agent as follows:

      8.1.  CORPORATE AUTHORITY.

            8.1.1. INCORPORATION; GOOD STANDING. Each of the Holding Company and its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, operations, assets or financial condition of such Person.

            8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Holding Company or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate authority of such Person, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or by which such Person or any of its assets or properties is bound, or any judgment, order, writ, injunction, license or permit applicable to such Person and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, such Person.

            8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Holding Company or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by Bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      8.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by each of the Holding Company and its Subsidiaries of this Credit Agreement and the other Loan Documents to which such Persons are or are to become parties and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

      8.3. TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.3 hereto, the Holding Company and its Subsidiaries own (a) all of the assets reflected in the consolidated balance sheet of the Target Companies as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), and (b) all of the assets reflected in the Pro Forma Closing Date Balance Sheet as at the Closing Date, subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

      8.4.  FINANCIAL STATEMENTS AND PROJECTIONS.

            8.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders the following financial statements (the "FINANCIAL STATEMENTS"):
      (a) the consolidated balance sheet of the Target Companies as at the Balance Sheet Date, and the related consolidated statements of income and cash flow of the Target Companies for the fiscal year then ended, and (b) the unaudited consolidated balance sheet of the Target Companies as of March 31, 1997, and the related unaudited consolidated statements of income and cash flow of the Target Companies for the three (3) month period then ended, each certified by an authorized officer of the Borrower (based upon the representatives and warranties made by Weatherford Enterra, Inc. and CRC-Evans Pipeline International, Inc., each a Delaware corporation, in the Purchase Agreement, and based upon all other information received by the Holding Company, any of its Subsidiaries or any of the Investors in connection with the Acquisition). Each of the Financial Statements has been prepared in accordance with generally accepted accounting principles; each of the balance sheets fairly presents the financial condition of the Target Companies as at the close of business on the date thereof; and each of the statements of income and cash flow fairly presents the results of operations for the periods covered thereby. There are no contingent liabilities of the Target Companies as of such date involving material amounts which are not covered by insurance or other indemnity arrangements, known to the officers of the Borrower or any of its Subsidiaries, which were assumed by the Borrower or any of its Subsidiaries in connection with the Acquisition and which are not disclosed in such balance sheets and the notes related thereto.

            8.4.2. PRO FORMA FINANCIAL STATEMENTS. There has been furnished to each of the Lenders (a) the Pro Forma Closing Date Balance Sheet of the Holding Company and its Subsidiaries and (b) for the period then ended, a pro forma statement of income and statement of cash flow of the Holding Company and its Subsidiaries, each certified as true and correct by the Borrower (collectively, the "MANAGEMENT STATEMENTS"). The Management Statements fairly present the Holding Company's and its Subsidiaries' financial condition as of such date after giving effect to the Acquisition and to all of the transactions contemplated herein as though they had occurred on the Closing Date. There are no contingent liabilities of the Holding Company or of any of its Subsidiaries as of such date involving material amounts, known to the officers of the Holding Company or any of its Subsidiaries, which were not disclosed in said pro forma balance sheets and the related notes thereto.

            8.4.3. PROJECTIONS. The projections of the annual operating budgets of the Holding Company and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 1997 to 2003 fiscal years, copies of which have been delivered to each Lender, disclose all material assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the best knowledge of the Holding Company and its Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Holding Company and each of its Subsidiaries of the results of operations and other information projected therein.

      8.5. NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition, operations or business of the Target Companies or of the Holding Company and its Subsidiaries as shown on or reflected in the consolidated and consolidating balance sheets of the Target Companies as at the Balance Sheet Date, or the consolidated and consolidating statements of income and cash flow for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business, operations or financial condition of the Holding Company or any of its Subsidiaries. Since the

Balance Sheet Date, as applicable, neither the Target Companies, the Holding Company nor the Borrower has made any Distributions.

      8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Upon consummation of the Acquisition, each of the Holding Company and its Subsidiaries will possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of the business substantially as now conducted by them without known conflict with any rights of others.

      8.7. LITIGATION. Except as set forth in SCHEDULE 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Holding Company or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, operations, financial condition or business of such Person or materially impair the right of the Holding Company and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower and its Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Holding Company or any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, operations, assets or financial condition of such Person. None of the Holding Company or any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the best judgment of the officers of the Borrower and its Subsidiaries, to have any materially adverse effect on the business of such Person.

      8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Holding Company or any of its Subsidiaries is in violation of (a) any provision of the charter documents or bylaws of such Person, (b) any agreement or instrument to which such Person may be subject or by which such Person or any of its properties or assets may be bound, or (c) any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, operations, properties, assets or business of such Person.

      8.10. TAX STATUS. Each of the Holding Company and its Subsidiaries (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject,
(b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed by the taxing authority of any jurisdiction to be due by the Holding Company or its Subsidiaries, and the officers of the Holding Company and its Subsidiaries know of no basis for any such claim.

      8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

      8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "Subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      8.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage, debenture or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, security interest in or charge over, any assets or property of the Holding Company or any of its Subsidiaries or any rights relating thereto.

      8.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Holding Company and its Subsidiaries are the owners of all of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

      8.15. CERTAIN TRANSACTIONS. Except as disclosed on SCHEDULE 8.15 and except for arm's length transactions pursuant to which the Holding Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than such Person could obtain from third parties, none of the officers, directors, or employees of Holding Company or any of its Subsidiaries is presently a party to any transaction with any of the Holding Company or any of its Subsidiaries, including any contract, agreement or other arrangement providing for the furnishing of services to or by (other than for services as employees, officers and directors), providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any such officer, director or employee, or, to the best knowledge of the Holding Company and its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, employee, director, trustee or partner.

      8.16.  EMPLOYEE BENEFIT PLANS.

            8.16.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Borrower has heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under SECTION 103(D) of ERISA, with respect to each Guaranteed Pension Plan.

            8.16.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of SECTIONS 3(1) or 3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA) . The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person.

            8.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of SECTION 302(F) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of SECTION 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than $500,000.

            8.16.4. MULTIEMPLOYER PLANS. Neither the Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under SECTION 4201 of ERISA or as a result of a sale of assets described in SECTION 4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of SECTIONS 4241 or 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under SECTION 4041A of ERISA.

      8.17. REGULATIONS U AND X. The proceeds of the Loans shall be used for the purposes permitted in SECTION 9.13 hereof. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

      8.18. ENVIRONMENTAL COMPLIANCE. The Borrower and the Holding Company have taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

            (a) none of the Holding Company, its Subsidiaries, or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter, collectively, "ENVIRONMENTAL LAWS"), which violation would have a material adverse effect on the environment or the business, operations, properties, assets or financial condition of the Borrower, any of its Subsidiaries or the Holding Company;

            (b) none of the Holding Company or any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (collectively, "HAZARDOUS SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Holding Company or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

            (c) except as set forth on SCHEDULE 8.18(C) hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Holding Company, its Subsidiaries or any operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Holding Company or any of its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best knowledge of the Holding Company and each of its Subsidiaries, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best knowledge of the Holding Company and each of its Subsidiaries, operating in compliance with such permits and applicable Environmental Laws; and

            (d) Except with respect to the conditions specifically referred to in the environmental assessment reports listed on SCHEDULE 8.18(D) hereto, copies of each of which have been delivered to the Lenders and the Agent prior to the date hereof, none of the Holding Company or its Subsidiaries, or any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

      8.19. SUBSIDIARIES, ETC. The Canadian Subsidiary, the Holland Subsidiary, UK Holdings and the UK Subsidiary are the only Subsidiaries (both direct and indirect) of the Borrower. Except as set forth on SCHEDULE 8.19 hereto, the Borrower owns all of the issued and outstanding capital stock of each such Subsidiary. Except as set forth on SCHEDULE 8.19, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person.

      8.20. HOLDING COMPANY; UK HOLDINGS. The Holding Company and UK Holdings own all of the issued and outstanding capital stock of the Borrower and the UK Subsidiary, respectively, and neither has any business purpose, or engages in any business activity, other than to hold the capital stock of the Borrower and the UK Subsidiary, respectively. Neither the Holding Company nor UK Holdings leases or owns any real property or employs any employees, agents (other than registered agents in their respective states of incorporation) or representatives.

      8.21. BANK ACCOUNTS. SCHEDULE 8.21 hereto sets forth a list of the account numbers and location of all bank accounts of the Borrower and its Subsidiaries.

      8.22. DISCLOSURE. No representation or warranty made by the Borrower or any other Person in this Credit Agreement, the other Loan Documents, or in any other agreement, instrument, document, certificate, statement or letter furnished to the Agent or any of the Lenders by or on behalf of the Borrower or such other Persons in connection with any of the transactions contemplated by any of the Loan Documents or in connection with the Acquisition, contains any untrue statement or omits to state a fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made. Except as disclosed in writing to each of the Lenders and the Agent, there is no fact known to the Holding Company or to any of its Subsidiaries which could reasonably be expected to adversely affect, or which would reasonably be expected to adversely affect in the future, the financial condition, assets, properties, business or operations of the Holding Company or any of its Subsidiaries.

      8.23. CAPITAL STRUCTURE. As of the Closing Date, after giving effect to the Acquisition, the Investors shall have invested in the Holding Company not less than $9,140,000 in exchange for that number of shares of capital stock of the Holding Company of equal value, and the Holding Company shall have made a downstream equity contribution of equal value to the Borrower.

     9.  AFFIRMATIVE COVENANTS OF THE BORROWER AND THE HOLDING COMPANY.

      Each of the Holding Company and the Borrower covenants and agrees that, until all of the Obligations have been irrevocably paid and satisfied in full, and so long as any Lender has any obligation to make any Loans hereunder or any Advances under the Facility Agreement, the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder, or the UK Subsidiary has any right to utilize the facilities available to it under the Facility Agreement:

      9.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Commitment Fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrower, any of its Subsidiaries or the Holding Company is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

      9.2. MAINTENANCE OF OFFICE. Each of the Borrower and the Holding Company will maintain its chief executive office in Houston, Texas, or at such other place in the United States of America as such Person shall designate upon written notice to the Agent, where notices, presentations and demands to or upon such Person in respect of the Loan Documents to which such Person is a party may be given or made.

      9.3. RECORDS AND ACCOUNTS. The Borrower and the Holding Company will each
(a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

      9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Lenders:

            (a) as soon as practicable, but in any event not later than ninety
      (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Holding Company and its Subsidiaries and the consolidating balance sheet of the Holding Company and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and, with respect to all such consolidated statements, certified without qualification by the Borrower's certified public accountant or by other independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

            (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Holding Company and its Subsidiaries and the unaudited consolidating balance sheet of the Holding Company and its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income and consolidating statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Holding Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

            (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each fiscal year of the Borrower, unaudited monthly consolidated financial statements of the Holding Company and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Holding Company and its Subsidiaries for such month, each prepared in accordance with Generally Accepted Accounting Principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Holding Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

            (d) simultaneously with the delivery of the financial statements referred to in SUBSECTIONS (A) and (B) above, a statement certified, on behalf of the Borrower, by the principal financial or accounting officer of the Borrower in substantially the form of EXHIBIT F hereto, setting forth in reasonable detail computations evidencing compliance by the Holding Company and each of its Subsidiaries with the covenants contained in SECTION 11 hereof and (if applicable) reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date;

            (e) within twenty (20) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Agent;

            (f) within twenty (20) days after the end of each calendar month, an Accounts Receivable aging report;

            (g) as soon as practicable, but in any event not later than sixty
      (60) days after reasonably requested by the Agent, a current summary report setting forth in detail all information concerning the Rental Equipment and/or Rental Inventory, including without limitation (i) a list of all locations of such equipment, (ii) a list of all lease arrangements concerning such equipment and (iii) detailed descriptions of each such lease, which summary shall be in form and substance satisfactory to the Agent;

            (h) within thirty (30) days after the end of each fiscal year, projections of the Holding Company and its Subsidiaries;

            (i) within five (5) Business Days prior to the end of each calendar month, the UK Monthly Maximum Amount Certificate setting forth the UK Monthly Maximum Amount for the next calendar month, in the form of EXHIBIT G hereto;

            (j) simultaneously with the delivery of the Borrowing Base Report referred to in SUBSECTION (E) above, a statement certified, on behalf of the Borrower, by the principal financial or accounting officer of the Borrower summarizing certain information concerning the inventory of the Borrower and its Subsidiaries constituting Eligible Inventory which is not located in the United States of America, England, Wales or the Dominion of Canada, including a list of the approximate book value of the inventory at each location and the project or customer for which such inventory is being used;

            (k) simultaneously with the delivery of the financial statements referred to in SUBSECTION (B) above, a report listing the orders and contractual back-log of each of the Holding Company and its Subsidiaries, which reports shall be in form and substance substantially similar to those customarily prepared by the Borrower, a copy of the most recent report of which has been delivered to the Agent by the Borrower prior to the date hereof; and

            (l) from time to time such other financial data and information (including accountants, management letters) as the Agent or any Lender may reasonably request.

      9.5.  NOTICES.

            9.5.1. DEFAULTS. The Borrower will promptly notify the Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default or an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Holding Company or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

            9.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Agent and each of the Lenders (a) of any violation of any Environmental Law that the Holding Company or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency, and (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially affect the business, assets, properties, liabilities, financial conditions or operations of the Holding Company or any of its Subsidiaries, or the Agent's mortgages or security interests pursuant to the Security Documents.

            9.5.3. NOTIFICATION OF CLAIM AGAINST COLLATERAL. The Borrower will, immediately upon becoming aware thereof, notify the Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

            9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrower and the Holding Company will, and will cause each of their Subsidiaries to, give notice to the Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, the Holding

      Company, any of their Subsidiaries or to which any such Person is or becomes a party involving an uninsured claim against such Person that could reasonably be expected to have a materially adverse effect on such Person, or on any of its assets or properties and stating the nature and status of such litigation or proceedings. The Borrower and the Holding Company will, and will cause each of their Subsidiaries to, give notice to the Agent and each of the Lenders, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower, the Holding Company or any of their Subsidiaries in an amount in excess of $500,000.

      9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrower and the Holding Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of their Subsidiaries and will not cause or permit any of their Subsidiaries (other than UK Holdings and the UK Subsidiary) to, convert to a limited liability company. Each of the Borrower and the Holding Company will
(a) cause all of their properties and those of their Subsidiaries used or useful in the conduct of such Person's business to be maintained and kept in good condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment, (b) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) continue and will cause each of its Subsidiaries to continue, to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this SECTION 9.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the best judgment of the Borrower, (x) desirable in the conduct of its or their business and (y) will not in the aggregate materially adversely affect the business of the Holding Company and its Subsidiaries on a consolidated basis.

      9.7. INSURANCE. Each of the Borrower and the Holding Company will, and will cause each of their Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements; PROVIDED that (a) in no event will the deductible amount in respect of any covered loss exceed an amount which is usual and customary for similar businesses engaged in similar activities, (b) insurance with respect to inventory will at all times be maintained in an amount at least equal to its cost, (c) all insurance shall be in such form, for such periods and written by such companies as may be satisfactory to the Agent, (d) all policies of insurance shall provide for thirty (30) days' minimum cancellation notice to the Agent, (e) in the event of any failure by the Holding Company or any of its Subsidiaries to provide and maintain insurance as required herein or in the Security Documents to which such Person is a party, the Agent may, after notice to the Borrower to such effect, provide such insurance and charge the amount thereof to the Borrower and the Borrower hereby promises to pay to the Agent on demand the amount of any disbursements made by the Agent for such purpose, and
(f) the Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing provisions. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

      9.8. TAXES. Each of the Borrower and the Holding Company will, and will cause each of their Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower, such Subsidiary or the Holding Company (as the case may be) shall have set aside on its books adequate reserves with respect thereto; and PROVIDED FURTHER that the Holding Company and each of its Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

      9.9.  INSPECTION OF PROPERTIES AND BOOKS, ETC.

            9.9.1. GENERAL. Each of the Borrower and the Holding Company shall permit the Lenders, through the Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of the Holding Company or its Subsidiaries, to examine the books of account of each such Person (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of each such Person with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request.

            9.9.2. COLLATERAL REPORTS. No more frequently than once each calendar year, or more frequently as determined by the Agent if an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrower; PROVIDED that the costs incurred by the Borrower with respect to each such report conducted other than during the continuation of a Default or an Event of Default shall not exceed $5,000.

            9.9.3. APPRAISALS. If an Event of Default shall have occurred and be continuing, upon the request of the Agent, the Borrower will obtain and deliver to the Agent appraisal reports in form and substance and from appraisers satisfactory to the Agent, stating (a) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment, assets or real estate owned by the Borrower and its Subsidiaries and (b) the then current business value of each of the Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

            9.9.4. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default shall have occurred, the Agent may, from time to time (but not more frequently than once in any 36-month period if a Default has not occurred), in its reasonable discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (b) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

            9.9.5. COMMUNICATIONS WITH ACCOUNTANTS. Each of the Borrower and the Holding Company authorizes the Agent and, if accompanied by the Agent, the Lenders to communicate directly with the independent certified public accountants of the Borrower and the Holding Company and authorizes such accountants to disclose to the Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower, any of its Subsidiaries or the Holding Company. At the request of the Agent, the Borrower and/or the Holding Company (as appropriate) shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this SECTION 9.9.5.

      9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrower and the Holding Company will, and will cause each of their Subsidiaries to, comply with (a) the applicable laws and regulations wherever such Person's business is conducted, including all Environmental Laws, (b) the provisions of such Person's charter documents and by-laws, (c) all agreements and instruments by which such Person or any of its properties or assets may be bound or subject and (d) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Holding Company or any of its Subsidiaries may fulfill any of its obligations hereunder or under any of the other Loan Documents to which such Person is a party, the Borrower and the Holding Company will, or (as the case may be) the Holding Company will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Person to obtain such authorization, consent, approval, permit or license and to furnish the Agent and the Lenders with evidence thereof.

      9.11.  EMPLOYEE BENEFIT PLANS.

      The Borrower will (a) upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under
SECTION 103(D) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, and (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under SECTIONS 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under SECTIONS 4041A, 4202, 4219, 4242, or 4245 of ERISA.

      9.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely to finance the Acquisition and to support ongoing working capital requirements and other general corporate purposes of the Borrower, including, without limitation, the funding of Capital Expenditures. The Borrower will obtain Letters of Credit solely for working capital and other general corporate purposes, including supporting the Canadian Working Capital Facility.

      9.13. ADDITIONAL MORTGAGED PROPERTY. If, after the Closing Date, the Borrower or any of North American Subsidiaries acquires real estate for a purchase price in excess of $100,000, the Borrower shall, or shall cause such Subsidiary to, forthwith deliver to the Agent a fully executed mortgage or deed of trust over such real estate, in form and substance satisfactory to the Agent, together with title insurance policies, surveys, evidences of insurance with the Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as was required for Real Estate of the Borrower or such Subsidiary as of the Closing Date. The Borrower further agrees that, following the taking of such actions with respect to such real estate, the Agent shall have for the benefit of the Lenders and the Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

      9.14.  BANK ACCOUNTS.

            (a) On or prior to the Closing Date, the Borrower will, and will cause each of its Subsidiaries (other than the Canadian Subsidiary and the Holland Subsidiary) to, (i) (A) establish depository accounts (the "FNBB CONCENTRATION ACCOUNTS") under the control of the Agent for the benefit of the Lenders and the Agent, in the name of the Borrower or such Subsidiary, as appropriate, (PROVIDED that, with respect to UK Holdings and its Subsidiaries, such accounts shall be under the control of the Agent's London, England branch and shall be in the name of the UK Subsidiary), (B) cause all depository institutions at which the Borrower or any of its Subsidiaries maintains depository accounts (collectively, the "LOCK BOX ACCOUNTS") other than (x) Payroll Account No. 522-84074 under the control of the Agent's Boston, Massachusetts office (the "PAYROLL ACCOUNT"), (y) the disbursement account under the control of the Agent's Portland, Maine office (the "DISBURSEMENT Account") and (z) the depository accounts referred to in CLAUSE (II) below to enter into an Agency Account Agreement in the form of EXHIBIT A-1 hereto, pursuant to which such depository institutions shall transfer daily all funds of the Borrower and its Subsidiaries therein, (x) with respect to funds of the Borrower and the North American Subsidiaries (other than the Canadian Subsidiary), to the FNBB Concentration Accounts under the control of the Agent's Boston, Massachusetts office, and (y) with respect to funds of UK Holdings and its Subsidiaries, to the FNBB Concentration Accounts under the control of the Agent's London, England branch, or such other locations in the United Kingdom as the Agent shall designate, (C) deposit, on a daily basis, any cash or cash equivalents or any other proceeds of Collateral received by the Borrower or any of its Subsidiaries either directly into the applicable FNBB Concentration Account or into the Lock Box Accounts and
      (D) transfer, on a daily basis, all funds in the Lock Box Accounts to the FNBB Concentration Accounts, and (ii) with respect to those depository accounts listed in SCHEDULE 9.14(A) hereto (collectively, the "OPERATING ACCOUNTS"), (A) cause all depository institutions at which the Borrower or any of its

      Subsidiaries maintains such accounts to enter into an Agency Account Agreement in the form of EXHIBIT A-2 hereto, pursuant to which such depository institutions shall, upon the written request thereof of the Agent (each a "TRANSFER REQUEST"), transfer daily all funds of the Borrower and its Subsidiaries in the Operating Accounts to the applicable FNBB Concentration Account, and (B) not maintain in the Operating Accounts more than the amounts set forth opposite each such Operating Account on
      SCHEDULE 9.14(A). The Agent shall have the right to deliver a Transfer Request at any time upon the occurence of a Default or an Event of Default.

            (b) The Canadian Subsidiary (i) shall only maintain the depository accounts listed on SCHEDULE 9.14(B) hereto (collectively, the "CANADIAN ACCOUNTS"), (ii) shall cause each depository institution at which the Canadian Subsidiary maintains such Canadian Accounts to enter into an Agency Account Agreement substantially in the form of EXHIBIT A-2 hereto, and (iii) shall not allow more than $300,000 on average during any sixty
      (60) day period be maintained in the Canadian Accounts, collectively.

            (c) The Holland Subsidiary (i) shall only maintain the depository accounts listed on SCHEDULE 9.14(C) hereto (collectively, the "HOLLAND ACCOUNTS"), (ii) shall cause the depository institution at which the Holland Subsidiary maintains the Holland Accounts to enter into an Agency Account Agreement substantially in the form of EXHIBIT A-2 hereto, and
      (iii) shall not allow more than $100,000 at any one time be maintained in the Holland Accounts, collectively.

            (d) On or prior to the Closing Date, the Borrower will, and will cause each of its Subsidiaries to, obtain Agency Account Agreements (whereby such depository institution shall, among other things, waive any right to set-off, other than for service charges and returns incurred in connection therewith) from each depository institution at which the Borrower or any of its Subsidiaries maintains depository accounts. The Borrower and its Subsidiaries shall not maintain any bank accounts other than the Lock Box Accounts, the Operating Accounts, the FNBB Concentration Accounts, the Canadian Accounts, the FNBB Operating Accounts, the Holland Accounts, the Payroll Account and the Disbursement Account.

            (e) The Borrower hereby agrees that all amounts belonging to the Borrower or any of its Subsidiaries and received by the Agent in any of the FNBB Concentration Accounts will be the sole and exclusive property of the Agent, for the accounts of the Lenders and the Agents, to be applied in accordance with SECTION 14.4 hereof after the occurrence and during the continuance of a Default or an Event of Default

      9.15. INTEREST RATE PROTECTION. Within ninety (90) days following the Closing Date, the Borrower shall have obtained such interest rate cap, collar or swap arrangements ("INTEREST RATE PROTECTION AGREEMENTS") as shall be necessary to effectively cap or fix the interest cost to the Borrower on not less than forty percent (40%) of the Term Loan, on terms satisfactory to the Agent.

      9.16. STANDBY LETTERS OF CREDIT. The Borrower will, and will cause each of its Subsidiaries to, as soon as practicable, but in any event no later than ten
(10) days after the receipt thereof, (a) deliver to the Agent each standby Letter of Credit securing Accounts Receivable with an expiration date three (3) months or later from the issuance date thereof and in a face amount exceeding $500,000, to be held by the Agent as additional security for the Obligations, or
(b) to the extent such Letter of Credit is assignable by its terms, assign the same to the Agent as additional security for the Obligations.

      9.17. HOLDING COMPANY; UK HOLDINGS. Neither the Holding Company nor UK Holdings shall, at any time, engage in any business activity other than to hold beneficially all of the issued and outstanding shares of capital stock of the Borrower and the UK Subsidiary, respectively. Neither the Holding Company nor UK Holdings shall, at any time, lease or own any real property or employ any employees, agents (other than a registered agent in its state of incorporation) or representatives for any reason whatsoever.

      9.18. FURTHER ASSURANCES. The Borrower and the Holding Company will, and will cause each of their Subsidiaries to, cooperate with the Lenders and the Agent and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

  10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE HOLDING COMPANY.

      Each of the Holding Company and the Borrower covenants and agrees that, until all of the Obligations have been irrevocably paid and satisfied in full, and so long as any Lender has any obligation to make any Loans hereunder or any Advances under the Facility Agreement, the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder, or the UK Subsidiary has any right to utilize the facilities available to it under Facility Agreement:

      10.1. RESTRICTIONS ON INDEBTEDNESS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries (and with respect only to SUBSECTIONS (a), (c), (d), (f), (j), (l), and (o) below, the Holding

Company) may create, incur, assume, guarantee or be or remain liable with respect to:

            (a) Indebtedness to the Lenders and the Agent arising under any of the Loan Documents;

            (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business, not through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

            (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of SECTION 9.8 above;

            (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower, such Subsidiary or the Holding Company (as the case may be) shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

            (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

            (f)  Subordinated Debt;

            (g)  obligations    under   Capitalized   Leases   not   exceeding
      $1,000,000 in aggregate amount at any time outstanding;

            (h) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary; PROVIDED that the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $1,000,000 at any one time;

            (i) Indebtedness incurred in connection with Interest Rate Protection Agreements entered into by the Borrower pursuant to SECTION
      9.16 hereof;

            (j) Indebtedness existing on the Closing Date and listed and described on SCHEDULE 10.1 hereto;

            (k) Other Indebtedness to which the Agent shall have given its prior written consent; PROVIDED that such Indebtedness does not exceed in the aggregate $1,000,000 at any one time;

            (l) Indebtedness of the Borrower to any of its Subsidiaries or the Holding Company; guarantees, endorsements or other contingent obligations of the Borrower in respect of Indebtedness of any Subsidiary of the Borrower permitted hereunder; or any Indebtedness of any Subsidiary of the Borrower or of the Holding Company to the Borrower; PROVIDED, that such Indebtedness is subordinated in all respects to Indebtedness of the Borrower, such Subsidiary or the Holding Company (as the case may be) to the Lenders and the Agent arising under the Loan Documents;

            (m) Indebtedness under (i) the UK Facility and (ii) the Canadian Working Capital Facility;

            (n) Indebtedness in respect of surety or other bonds issued in the ordinary course of business secured by liens permitted in SECTION 10.2(D) below; and

            (o) Indebtedness of the Borrower, any of its Subsidiaries or the Holding Company incurred by such Person as a result of insurance premium financing entered into in connection with the purchase by such Person of policies of insurance required hereunder or under the Security Agreements.

      10.2. RESTRICTIONS ON LIENS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than sixty (60) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon Bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with recourse; PROVIDED, HOWEVER, that the Borrower and its Subsidiaries (and with respect only to liens to secure taxes and SUBSECTION
(L) below, the Holding Company) may create or incur or suffer to be created or incurred or to exist:

            (a) liens in favor of the Borrower on all or part of the assets of any Subsidiary of the Borrower securing Indebtedness owing by such Subsidiary of the Borrower to the Borrower; PROVIDED that such liens are subordinated in all respects to all liens in favor of the Agent;

            (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than Mortgaged Properties to secure claims for labor, material or supplies in respect of obligations not overdue;

            (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

            (d) deposits or pledges made to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory and regulatory obligations, surety and appeal bonds, performance and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business;

            (e) liens on properties other than Mortgaged Properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by SECTION 10.1(D) above;

            (f) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than Mortgaged Properties, in existence less than one hundred and twenty (120) days from the date of creation thereof in respect of obligations not overdue;

            (g) encumbrances on Real Estate other than the Mortgaged Properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or any Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

            (h)  liens  existing  on the  Closing  Date and listed on SCHEDULE
      10.2 hereto;

            (i) purchase money security interests in or purchase money mortgages on real or personal property other than the Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by SECTION 10.1(H) above, incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

            (j) liens and encumbrances on the Mortgaged Properties as and to the extent permitted by the Mortgages applicable thereto;

            (k) rights of lessors with respect to property leased by the Borrower or its Subsidiaries;

            (l) rights of lessees to use Rental Equipment and/or Rental Inventory leased by such Persons from the Borrower, PROVIDED that no such Person shall have a lien or security interest of any kind on or in any such equipment other than the right (if any) to purchase from the Borrower the Rental Equipment and/or Rental Inventory pursuant to the terms of the underlying rental agreement or contract; and

            (m) liens in favor of the Agent for the benefit of the Lenders and the Agent under the Loan Documents.

      10.3. RESTRICTIONS ON INVESTMENTS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment; PROVIDED, HOWEVER that the Borrower and its Subsidiaries (and with respect only to SUBSECTIONS (D), (E) and (F) below, the Holding Company), may make or permit to exist or remain outstanding Investments in:

            (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

            (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000 which have entered into Agency Account Agreements;

            (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's Corporation;

            (d) Investments existing on the Closing Date hereof and listed on SCHEDULE 10.3 hereto;

            (e) Investments with respect to Indebtedness permitted by Section 10.1(L) so long as such entities remain Subsidiaries of the Borrower, or, with respect to the Holding Company, such entity remains the sole beneficial holder of all of the issued and outstanding capital stock of the Borrower;

            (f)  Investments consisting of the Guaranties;

            (g)  Investments   consisting  of  promissory  notes  received  as
      proceeds of asset dispositions permitted by SECTION 10.5.2 below;

            (h) Investments consisting of (i) Accounts Receivable, (ii) prepaid expenses in the ordinary course and (iii) workers' compensation, performance and other similar deposits permitted by SECTION 10.2(C) hereof;

            (i) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $100,000 in the aggregate at any time outstanding; and

            (j) Investments in an aggregate amount not to exceed $100,000 in the Holland Subsidiary; PROVIDED that (i) the Borrower, at the time of such Investments, owns 100% of the equity of the Holland Subsidiary, (ii) such Investments are made directly to the Holland Accounts, and (iii) the amount of such Investments, together with all other funds and credits in the Holland Accounts, shall not exceed $100,000, collectively, at any time;

PROVIDED, HOWEVER, that, with the exception of demand deposits referred to in
SECTION 10.3(B), such Investments will be considered Investments permitted by this SECTION 10.3 only if all actions have been taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Lenders and the Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens.

      10.4. DISTRIBUTIONS. The Borrower and the Holding Company will not make any Distributions; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occured, the Borrower may make Distributions to the Holding Company in an amount not to exceed the interest payments then due and payable by the Holding Company to the Primary Investors under the Subordinated Notes.

      10.5.  MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

            10.5.1. MERGERS AND ACQUISITIONS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices), except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower or (ii) any acquisition of stock or assets by the Borrower of any other Person which has been approved by the Agent and which is for a purchase price of less than $2,500,000 at any time when the ratio of Consolidated Operating Cash Flow to Consolidated Debt Service for the four most recently ended fiscal quarters is greater than 3.00:1 (on both a historical and pro forma basis after giving effect to such acquisition).

            10.5.2. DISPOSITION OF ASSETS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the disposition by the Borrower or any of its Subsidiaries of Rental Equipment and/or Rental Inventory in the ordinary course of business consistent with the past practices of the Target Companies, (b) the sale or other disposition by the Borrower or any of its Subsidiaries of obsolete or worn out property in the ordinary course of business, (c) the sale by the Borrower or any of its Subsidiaries of inventory in the ordinary course of business, or (d) any other sales or dispositions by the Borrower or any of its Subsidiaries of assets whose aggregate fair market value does not exceed $250,000 in any fiscal year, the consideration in cash received for any of the above which equals an amount not less than the fair market value of such assets; PROVIDED that the Borrower will give the Agent five
      (5) Business Days prior written notice of any disposition of any assets which will yield proceeds of more than $1,000,000 setting forth the details of such transaction.

      10.6. SALE AND LEASEBACK. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

      10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, (a) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate, or
(b) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

      10.8. SUBORDINATED DEBT. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or prepay, pay, redeem or repurchase any of the Subordinated Debt; PROVIDED that regularly scheduled interest payments on Subordinated Debt may be paid in accordance with the terms of the Subordination Note so long as no Default or Event of Default has occurred and is continuing.

      10.9.  EMPLOYEE   BENEFIT  PLANS.  Neither  the  Borrower,  the  Holding
Company nor any ERISA Affiliate will:

            (a) engage in any "prohibited transaction" within the meaning of
      SECTION 406 of ERISA or SECTION 4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

            (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in SECTION 302 of ERISA, whether or not such deficiency is or may be waived; or

            (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to SECTIONS 302(F) or 4068 of ERISA; or

            (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of SECTION 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than $500,000.

      10.10. BANK ACCOUNTS. The Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, (a) establish any bank accounts other than those existing on the date hereof and listed on SCHEDULE 8.21 hereof (other than depository institutions acceptable to the Agent which have executed and delivered to the Agent Agency Account Agreements) without the Agent's prior written consent, (b) violate directly or indirectly any bank agency or lock box agreement in favor of the Agent for the benefit of the Lenders and the Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on SCHEDULE 8.21 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

      10.11. TRANSACTIONS WITH AFFILIATES. Except as otherwise expressly permitted by the terms hereof, the Borrower and the Holding Company will not, and will not permit any of their Subsidiaries to, (a) engage in any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms' length basis, considered from the perspective of the Borrower, the Holding Company or such Subsidiary, as applicable, or (b) pay, or enter into any agreement requiring the Borrower, the Holding Company or such Subsidiary, as applicable, to pay salary or bonus or other compensation payments to any officer or management employee of the Borrower, the

Holding Company or any Subsidiary of the Borrower or any holder of any title of office, in an amount in excess of reasonable compensation paid for similar services by similar businesses similarly situated.

     11.  FINANCIAL COVENANTS OF THE BORROWER AND THE HOLDING COMPANY.

      Each of the Holding Company and the Borrower covenants and agrees that, until all of the Obligations have been irrevocably paid and satisfied in full, and so long as any Lender has any obligation to make any Loans hereunder or any Advances under the Facility Agreement, the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder, or the UK Subsidiary has any right to utilize the facilities available to it under the Facility Agreement:

      11.1. FUNDED DEBT RATIO. The Borrower and the Holding Company will not permit the Funded Debt Ratio as of the last day of any fiscal quarter ending on any date set forth in the table below to exceed the ratio set forth opposite such date:

             ------------------------------------------------
                 FISCAL QUARTER
                   ENDING DATE                RATIO
             ------------------------------------------------
                     6/30/97                 4.00:1
             ------------------------------------------------
                     9/30/97                 4.00:1
             ------------------------------------------------
                    12/31/97                 3.50:1
             ------------------------------------------------
                     3/31/98                 3.50:1
             ------------------------------------------------
                     6/30/98                 3.50:1
             ------------------------------------------------
                     9/30/98                 3.25:1
             ------------------------------------------------
                    12/31/98                 3.00:1
             ------------------------------------------------
                     3/31/99                 3.00:1
             ------------------------------------------------
                     6/30/99                 3.00:1
             ------------------------------------------------
                     9/30/99                 2.75:1
             ------------------------------------------------
                    12/31/99                 2.50:1
             ------------------------------------------------
                     3/31/00                 2.50:1
             ------------------------------------------------
                     6/30/00                 2.50:1
             ------------------------------------------------
                     9/30/00                 2.50:1
             ------------------------------------------------
             12/31/00 and thereafter         2:00:1
             ------------------------------------------------

      11.2. CAPITAL EXPENDITURES. The Borrower and the Holding Company will not make, or permit any of their Subsidiaries to make, Capital Expenditures that exceed in aggregate $2,000,000, for all such Persons collectively, for any fiscal year; PROVIDED that, (a) if during any such fiscal year, the amount of Capital Expenditures permitted for that fiscal year is not so utilized, a portion of such unutilized amount not to exceed $500,000 may be utilized in the immediately succeeding fiscal year, but not in any subsequent fiscal year, and
(b) the Borrower may utilize in the immediately succeeding fiscal year, in part or in full, irrespective of the $2,000,000 ceiling set forth above, the amount by which Consolidated Excess Cash Flow for the prior fiscal year exceeded the amount required to be paid by the Borrower to the Agent pursuant to SECTION
4.3.2 hereof. Notwithstanding the foregoing, the Borrower and the Holding Company shall not make, or permit any of their Subsidiaries to make, Capital Expenditures that exceed in aggregate $4,000,000, for all such Persons collectively, in any fiscal year.

      11.3. CONSOLIDATED TANGIBLE NET WORTH. The Borrower and the Holding Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $9,000,000, plus (b) on a cumulative basis, 75% of positive Consolidated Net Income for each fiscal year beginning with the fiscal year ended March 31, 1998, plus (c) 100% of the proceeds of any sale by any of the Holding Company or any of its Subsidiaries of (i) equity securities issued by such Person, or (ii) warrants or subscription rights for equity securities issued by such Person.

      11.4. INTEREST COVERAGE RATIO. The Borrower and the Holding Company will not permit, for any period of four consecutive fiscal quarters ending on any date set forth in the table below, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Total Interest Expense for such period, to be less than the ratio set forth opposite such date:


             ------------------------------------------------
                      DATE                    RATIO
             ------------------------------------------------
                     6/30/97                 2.00:1
             ------------------------------------------------
                     9/30/97                 2.00:1
             ------------------------------------------------
                    12/31/97                 2.75:1
             ------------------------------------------------
                     3/31/98                 2.75:1
             ------------------------------------------------
                     6/30/98                 3.00:1
             ------------------------------------------------
                     9/30/98                 3.00:1
             ------------------------------------------------
                    12/31/98                 3.75:1
             ------------------------------------------------
                     3/31/99                 3.75:1
             ------------------------------------------------
                     6/30/99                 4.00:1
             ------------------------------------------------
                     9/30/99                 4.00:1
             ------------------------------------------------
             12/31/99 and thereafter         4.50:1
             ------------------------------------------------

      11.5. CONSOLIDATED OPERATING CASH FLOW TO CONSOLIDATED DEBT SERVICE RATIO. The Borrower and the Holding Company will not permit, for any period of four consecutive fiscal quarters ending on any date set forth in the table below, the ratio of (a) Consolidated Operating Cash Flow for such period to (b) Consolidated Debt Service for such period, to be less than the ratio set forth opposite such date:

             ------------------------------------------------
                      DATE                    RATIO
             ------------------------------------------------
                     6/30/97                 1.20:1
             ------------------------------------------------
                     9/30/97                 1.20:1
             ------------------------------------------------
                    12/31/97                 1.30:1
             ------------------------------------------------
                     3/31/98                 1.30:1
             ------------------------------------------------
                     6/30/98                 1.30:1
             ------------------------------------------------
                     9/30/98                 1.30:1
             ------------------------------------------------
                    12/31/98                 1.40:1
             ------------------------------------------------
                     3/31/99                 1.40:1
             ------------------------------------------------
                     6/30/99                 1.40:1
             ------------------------------------------------
                     9/30/99                 1.40:1
             ------------------------------------------------
                    12/31/99                 1.50:1
             ------------------------------------------------
             3/31/00 and thereafter          1.50:1
             ------------------------------------------------

                          12.  CLOSING CONDITIONS.

      The obligations of the Lenders to make the initial Revolving Credit Loans and the Term Loan and of the Agent to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date;

      12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such document.

      12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Lenders shall have received from the Holding Company and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (a) such Person's charter or other incorporation documents as in effect on such date of certification, and (b) such Person's by-laws as in effect on such date.

      12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Holding Company and each of its

Subsidiaries of this Credit Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

      12.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from the Holding Company and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

      12.5. FINANCIAL CONDITION. The Agent shall be satisfied that there has been no adverse change in the financial condition, assets or business operations of the Holding Company and its Subsidiaries since the Balance Sheet Date and the Borrower shall have delivered to the Agent the Pro Forma Closing Date Balance Sheet of the Holding Company and its Subsidiaries. All such balance sheets shall be in form and substance satisfactory to the Agent.

      12.6. CERTIFICATES OF GOOD STANDING. The Agent shall have received a certificate signed by the Secretary of State (or other appropriate governmental official, as the case may be) of the jurisdiction of organization or incorporation (as applicable), of the Holding Company and each of its Subsidiaries, dated a date reasonably near (but prior to) the Closing Date, stating that such Person is duly organized, validly existing and in good standing under the laws of such jurisdiction.

      12.7. VALIDITY OF LIENS. The Security Documents and the UK Security Documents, collectively, shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

      12.8. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Agent shall have received from each of the Holding Company and its Subsidiaries a completed and fully executed Perfection Certificate and the results of lien searches (including without limitation UCC, judgment and tax lien search results) with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

      12.9. SURVEY AND TAXES. The Agent shall have received (a) an updated Survey of each Mortgaged Property together with a Surveyor Certificate relating thereto, and (b) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Closing Date.

      12.10. ENVIRONMENTAL ASSESSMENT REPORTS. The Agent shall have received satisfactory environmental assessment reports from independent third party environmental engineers in form and substance satisfactory to the Agent, covering the Real Property located in each of Tulsa, Oklahoma and Edmonton, Canada.

      12.11. APPRAISALS. The Agent shall have received an appraisal report in form and substance and from appraisers satisfactory to the Agent, covering the Real Property located in Tulsa, Oklahoma.

      12.12. TITLE INSURANCE. The Agent shall have received a Title Policy covering the Real Estate located in Tulsa, Oklahoma (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company), together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company, in the amount of $4,875,000 and insuring the interest of the Agent as mortgagee under the Mortgages.

      12.13. LANDLORD CONSENTS. The Borrower and its Subsidiaries shall have delivered to the Agent all consents required for the Agent to receive, as part of the Security Documents, a collateral assignment of each material leasehold of personal property of each of the Borrower, its Subsidiaries and the Holding Company, together in each case with such estoppel certificates as the Agent may request.

      12.14. CERTIFICATES OF INSURANCE. The Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements, and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer)

      12.15. BANK ACCOUNTS; AND OPERATING AGENCY ACCOUNT AGREEMENTS. The Borrower and each of its Subsidiaries shall have established the FNBB Concentration Accounts, the Lock Box Accounts, the Operating Accounts, the Canadian Accounts and the Holland Account, and the Agent shall have received an Agency Account Agreement, in form and substance satisfactory to the Agent, from each bank at which the Borrower or any of its Subsidiaries maintains depository accounts.

      12.16. BORROWING BASE REPORT. The Agent shall have received from the Borrower the initial Borrowing Base Report dated as of the Closing Date and calculated based upon information relating to the Borrower's assets as of April 30, 1997.

      12.17. ACCOUNTS RECEIVABLE AGING REPORT. The Agent shall have received from the Borrower the most recent Accounts Receivable aging report of the Borrower and its Subsidiaries, dated as of a date which shall be no more than twenty (20) days prior to the Closing Date, and the Borrower shall have notified the Agent in writing on the Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall have provided the Agent with such supplementary documentation as the Agent may reasonably request.

      12.18. SOLVENCY CERTIFICATE. The Agent shall have received an officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Holding Company and its Subsidiaries following the consummation of the Acquisition and the transactions contemplated herein and the other Loan Documents, in form and substance satisfactory to the Agent. The Solvency Certificate shall further set forth in detail and certify that, at the Closing, after giving effect to the transactions contemplated hereby, (a) the ratio of Consolidated Funded Debt for the three (3) month period ending on the Closing Date to Consolidated EBITDA for the trailing twelve (12) month period ending on the Closing Date, determined on a pro forma basis, shall not exceed 4.00:1.00, and (b) the amount of unused Borrowing Base availability under the Total Commitment and the UK Facility, collectively, shall not be less than $3,000,000.

      12.19. OPINION OF COUNSEL. The Agent shall have received a favorable legal opinion addressed to the Agent (and on which the Lenders may rely), dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Agent, from:

            (a)  Thompson  &  Knight,  counsel  to  the  Borrower,  the  North
                American Subsidiaries and the Holding Company;

            (b)  Bryan  & Company,  special  Canadian  counsel to the Borrower and the North American Subsidiaries; and

            (c) Conner & Winters, special real estate counsel to the Borrower with respect to the Real Estate located in Tulsa, Oklahoma.

      12.20. PAYMENT OF FEES. The Borrower shall have paid to the Lenders and (as appropriate) the Agent, all fees, costs, expenses and amounts owing and payable to such Persons on the Closing Date under this Credit Agreement or any of the other Loan Documents.

      12.21. THIRD PARTY CONSENTS. All necessary governmental and third party consents to and notice of the transactions contemplated hereby, by the other Loan Documents and by each and every agreement entered into in connection with the

Acquisition, shall have been obtained and given, and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

      12.22. ACQUISITION. The Acquisition shall have been completed pursuant to the terms and provisions of the Purchase Agreement, and the Agent shall have received executed copies (certified to the Agent's satisfaction to be true and correct) of each and every definitive agreement, document, certificate, instrument and other writing entered into by the Investors, the Target Companies or the Borrower or any of its Subsidiaries in connection with the Acquisition.

      12.23. CAPITALIZATION. The Agent shall have received evidence, satisfactory in form and substance the Agent, that prior to or in connection with the consummation of the Acquisition, (a) the Investors purchased from the Holding Company capital stock of the Holding Company equal in value to $9,140,000, and (b) the Holding Company made an equity contribution to the Borrower in an amount equal to $9,140,000.

                     13.  CONDITIONS TO ALL BORROWINGS.

      The obligations of the Lenders to make any Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

      13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of each of the Holding Company and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection herewith or therewith, shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

      13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

      13.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      13.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident hereto and thereto shall be satisfactory in substance and in form to the Lenders and to the Agent and to the Agent's Special Counsel, and the Lenders, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

      13.5. BORROWING BASE REPORT. The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with
SECTION 9.4(E) hereof and, if requested by the Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                 14.  EVENTS OF DEFAULT; ACCELERATION; ETC.

      14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

            (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (b) the Holding Company or any of its Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

            (c) the Borrower or the Holding Company (as the case may be) shall fail to comply with any of its covenants contained in (i) Sections 9.9, 9.11, 9.13, 9.15 and 9.18 hereof within thirty (30) days after the date on which the same shall have become due or required to be performed, or (ii) the remaining subsections of SECTION 9 or Sections 10 or 11 hereof or any of the covenants contained in the Mortgages;

            (d) the Holding Company or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents to which such Person is a party (other than those specified elsewhere in this SECTION 14.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Agent;

            (e) any representation or warranty of the Holding Company or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection herewith or therewith shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

            (f) the Holding Company or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation in excess of $500,000 (either individually or in the aggregate) for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing such obligation for borrowed money or credit received or in respect of any such Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

            (g) the Holding Company or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Holding Company, or any Subsidiary of the Holding Company or of any substantial part of the assets of the Holding Company, or any Subsidiary of the Holding Company or shall commence any case or other proceeding relating to the Holding Company, the Borrower or any Subsidiary of the Borrower under any Bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Holding Company, or any Subsidiary of the Holding Company and the Holding Company, or any Subsidiary of the Holding Company shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

            (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Holding Company or any Subsidiary of the Holding Company bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Holding Company, or any Subsidiary of the Holding Company in an involuntary case under federal Bankruptcy laws as now or hereafter constituted;

            (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against the Holding Company or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Holding Company or any of its Subsidiaries, exceeds in the aggregate $500,000;

            (j) there shall exist any default under the terms of any promissory note evidencing Subordinated Debt; the holders of all or any part of the Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt; the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part; or any interest is paid on the Subordinated Debt while any Default or Event of Default is continuing hereunder;

            (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents and the UK Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent and the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Holding Company, any of its Subsidiaries or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

            (l) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Holding Company or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $500,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such

      Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

            (m) the Holding Company or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than forty-five (45) days;

            (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty
      (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Holding Company or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business, operations or financial condition of such Person;

            (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Holding Company or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business, operations or financial condition of such Person; or

            (p) the Primary Investors and Persons who are part of the Primary Investors' Investor's Control Group, collectively as a group, shall at any time, (i) cease to own, hold and control common stock of the Holding Company having the unrestricted right to elect a majority of the Board of Directors of the Holding Company, or (ii) legally or beneficially own less than fifty percent (50%) of the shares of the voting common stock of the Holding Company, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Holding Company; or the Holding Company shall at any time, legally or beneficially own less than 100% of the shares of the capital stock of the Borrower, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital stock of the Borrower; or the Borrower shall at any time, legally or beneficially own less than 100% of the shares of the capital stock of each of its Subsidiaries in existence as of the date hereof, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of such Subsidiary;

            (q) the Holding Company or UK Holdings shall, at any time, engage in any business activity whatsoever, other than to hold beneficially all of the issued and outstanding capital stock of the Borrower or the UK Subsidiary, respectively; or

            (r) there shall occur an Event of Default under (and as defined in) the Facility Agreement;

then, and for so long as the same may be continuing, the Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other U.S. Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in SECTIONS 14.1(G), 14.1(H) or 14.1(J) above, all such amounts shall become immediately due and payable automatically and without any requirement of notice to the Borrower from the Agent or any Lender.

      14.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in SECTIONS 14.1(G), 14.1(H) or 14.1(J) above shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent may and, upon the request of the Majority Lenders shall, by written notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Holding Company or any of its Subsidiaries of any of the Obligations.

      14.3. REMEDIES. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to SECTION 14.1 hereof, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including (as permitted by applicable law) the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents or the UK Facility, or otherwise with respect to the realization upon any of the Collateral or any of the collateral under the UK Facility, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or the collateral under the UK Facility or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

            (b) Second, to all other Obligations in such order or preference as the Majority Lenders may determine; PROVIDED, HOWEVER, that distributions
      (i) in respect of the Agent's fee payable hereunder shall be made PARI PASSU with the other Obligations, and (ii) in respect of any other type of Obligations owing to the Lenders, such as interest, principal, fees and expenses, shall be made among the Lenders PRO RATA in accordance with each Lender's relative interest in such type of Obligation (taking into account for purposes of this subsection (b)(ii), on a Dollar Equivalent basis, each Lender's Aggregate Facilities Commitment); and PROVIDED, FURTHER, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(C) of the Uniform Commercial Code of The Commonwealth of Massachusetts; and

            (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

In the event that any Lender receives monies pursuant to SECTION 14.4(B)(II) above which exceed, in aggregate, such Lender's PRO RATA share of the Dollar Equivalent of the sum of all of the Lenders' Aggregate Facilities Commitments, such Lender will make such disposition and arrangements with the other Lenders with respect to the amount of such excess, either by way of purchase of participations, distribution, PRO TANTO assignment of claims, subrogation or otherwise, as shall result in each Lender receiving its PRO RATA share of such monies based upon the sum of the Dollar Equivalent of all of the Lenders' Aggregate Facilities Commitments.

                                15.  SETOFF.

      Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to the Holding Company or any of its Subsidiaries and any securities or other property of the Holding Company or any of its Subsidiaries in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Holding Company or any of its Subsidiaries to such Lender. Each of the Lenders agrees with each other Lender that (a) if an amount to be set-off is to be applied to Indebtedness of the Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from the Holding Company or any of its Subsidiaries, whether by voluntary payment, exercise of the right of set-off, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against the Holding Company or any of its Subsidiaries at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender, any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                              16.  THE AGENT.

      16.1.  AUTHORIZATION.

            (a) The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto; PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

            (b) The relationship between the Agent and each of the Lenders is that of an independent contractor. The use of the term "AGENT" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Lenders, other than (and only to the extent of) the trust relationship created under the laws of England as a result of the Facility Agreement and the UK Security Documents.

            (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Agent.

      16.2. EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      16.3. NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

      16.4. NO REPRESENTATIONS. The Agent shall not be responsible (a) for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, (b) for the value of any such collateral security, (c) for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, (d) for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it or to any of the other Lenders by or on behalf of the Borrower, any of its Subsidiaries or the Holding Company, (e) to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein, in any of the other Loan Documents or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes, (f) to inspect any of the properties, books or records of the Borrower, or any of its Subsidiaries or the Holding Company, or (g) to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower, any of its Subsidiaries or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrower, any of its Subsidiaries or the Holding Company. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement and the other Loan Documents.

      16.5.  PAYMENTS.

            16.5.1. PAYMENTS TO AGENT. A payment by the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees promptly to distribute to each Lender such Lender's PRO RATA share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

            16.5.2. DISTRIBUTION BY AGENT. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            16.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Agent its PRO RATA share of any Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of SECTION 15 hereof with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, shall in each case, when and to the full extent required by the provisions of this Credit Agreement, be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, any of its Subsidiaries or the Holding Company, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

      16.6. HOLDERS OF NOTES. The Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      16.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by SECTION 17 below), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

      16.8. AGENT AS LENDER. In its individual capacity, FNBB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

      16.9. RESIGNATION. The Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      16.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof.

      16.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Lenders may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions; PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                               17.  EXPENSES.

      The Borrower and the Holding Company, jointly and severally, agree to pay
(a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein,
(b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement or by any of the other Loan Documents (the Borrower and the Holding Company hereby, jointly and severally, agreeing to indemnify the Agent and each Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and the other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and the other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, but excluding the costs of Spears & Associates, (e) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral, (f) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Agent), and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower, any of its Subsidiaries or the Holding Company or the administration thereof after the occurrence of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Agent's relationship with the Borrower, any of its Subsidiaries or the Holding Company and (g) all reasonable fees, expenses and disbursements of any Lender or the Agent incurred in connection with lien searches, financing statement filings (or the equivalent thereof in each applicable jurisdiction) or mortgage recordings. Nothwithstanding anything in this Section 17 to the contrary, the Agent shall pay the mortgage tax resulting from the recordation of the Mortgage on the Real Estate located in Tulsa, Oklahoma. The covenants of this SECTION 17 shall survive payment or satisfaction of all other Obligations.

                           18.  INDEMNIFICATION.

      THE BORROWER AND THE HOLDING COMPANY, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY AND HOLD HARMLESS THE AGENT, THE LENDERS AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, DIRECTORS, AGENTS, TRUSTEES AND AFFILIATES (EACH AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS AND SUITS WHETHER GROUNDLESS OR OTHERWISE, AND FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES AND EXPENSES OF EVERY NATURE AND CHARACTER ARISING OUT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, (A) ANY ACTUAL OR PROPOSED USE BY THE BORROWER, ANY OF ITS SUBSIDIARIES OR THE HOLDING COMPANY OF THE PROCEEDS OF ANY OF THE LOANS OR LETTERS OF CREDIT, (B) THE REVERSAL OR WITHDRAWAL OF ANY PROVISIONAL CREDITS GRANTED BY THE AGENT UPON THE TRANSFER OF FUNDS FROM BANK AGENCY OR LOCK BOX ACCOUNTS OR IN CONNECTION WITH THE PROVISIONAL HONORING OF CHECKS OR OTHER ITEMS, (C) ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, SERVICE MARK OR SIMILAR RIGHT OF THE BORROWER, ANY OF ITS SUBSIDIARIES OR THE HOLDING COMPANY COMPRISED IN THE COLLATERAL (D) THE BORROWER, ANY OF ITS SUBSIDIARIES OR THE HOLDING COMPANY ENTERING INTO OR PERFORMING THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR (E) WITH RESPECT TO THE BORROWER, ITS SUBSIDIARIES AND THE HOLDING COMPANY AND THEIR RESPECTIVE PROPERTIES AND ASSETS, (I) THE VIOLATION OF ANY ENVIRONMENTAL LAW, (II) THE PRESENCE, DISPOSAL, ESCAPE, SEEPAGE, LEAKAGE, SPILLAGE, DISCHARGE, EMISSION, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCES, OR (III) ANY ACTION, SUIT, PROCEEDING OR INVESTIGATION BROUGHT OR THREATENED WITH RESPECT TO ANY HAZARDOUS SUBSTANCES (INCLUDING, BUT NOT LIMITED TO, CLAIMS WITH RESPECT TO WRONGFUL DEATH, PERSONAL INJURY OR DAMAGE TO PROPERTY); PROVIDED, THAT SUCH CLAIMS, ACTIONS, SUITS, LIABILITIES,

LOSSES, DAMAGES AND EXPENSES HAVE NOT BEEN FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM AN INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Such indemnification shall include, in each case, without limitation, the reasonable fees and disbursements of counsel and the allocated costs of counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that, the obligations of the Borrower under this SECTION 18 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this SECTION 18 shall survive payment or satisfaction in full of all other Obligations.

                      19.  SURVIVAL OF COVENANTS, ETC.

      All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower, any of its Subsidiaries or the Holding Company pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Agent at any time by or on behalf of the Borrower, any of its Subsidiaries or the Holding Company pursuant hereto or to the other Loan Documents or in connection with the transactions contemplated hereby or thereby shall constitute representations and warranties by such Person hereunder.

                     20.  ASSIGNMENT AND PARTICIPATION.

      20.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); PROVIDED that (a) each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement and shall be PRO RATA between the Commitment and the Term Loan, (c) each assignment shall be in an amount not less than $5,000,000 (or if less, such Lender's entire Commitment) and in multiples of $1,000,000 thereafter, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT H hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such Assignment and Acceptance and upon payment to the Agent of the registration fee referred to in SECTION 20.3 below, be released from its obligations under this Credit Agreement.

      20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

            (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, its Subsidiaries, the Holding Company or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower, its Subsidiaries, the Holding Company or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their respective obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in SECTIONS 8.4 and 9.4 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

            (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

            (e) such assignee represents and warrants that it is an Eligible Assignee;

            (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

            (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement and each of the other U.S. Loan Documents are required to be performed by it as a Lender;

            (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

            (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its PRO RATA share of Letter of Credit Fees in respect of outstanding Letters of Credit.

      20.3. REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500.

      20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this SECTION 20.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

      20.5. PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; PROVIDED that (a) each such participation shall be in an amount of not less than $5,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents, shall be the right to approve waivers, amendments or modifications that would (i) reduce the principal of or the interest rate on any Loans, (ii) extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, (iii) reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled, (iv) extend any regularly scheduled payment date for principal or interest or (v) permit the sale or disposition of all or substantially all of the Borrower's and its Subsidiaries' assets and properties.

      20.6. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Credit Agreement or any of the other Loan Documents to assignees or participants and potential assignees or participants hereunder; PROVIDED that, prior to such disclosure, such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to the contemplated assignment or participation.

      20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Lender is an Affiliate of the Borrower, of any of the Borrower's Subsidiaries or the Holding Company, then such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to SECTION 14.1 or 14.2, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, of any of the Borrower's Subsidiaries or the Holding Company, then such transferor Lender shall promptly notify the Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to SECTION 14.1 or 14.2 to the extent that such participation is beneficially owned by the Borrower, any of its Subsidiaries, the Holding Company or any Affiliate of any of the foregoing, and the determination of the Majority Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans to the extent of such participation.

      20.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to SECTION 17 hereof with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this SECTION 20 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under SECTION 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

      20.9. ASSIGNMENT BY BORROWER. Neither the Borrower nor the Holding Company shall assign or transfer any of their respective rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                             21.  NOTICES, ETC.

      Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:
            (a) if to the Borrower, at 11601 N. Houston-Rosslyn Road, Houston, Texas 77086, Attention: Chief Executive Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

            (b) if to the Holding Company, at 11601 N. Houston-Rosslyn Road, Houston, Texas 77086, Attention: Chief Executive Officer, or at such other address for notice as the Holding Company shall last have furnished in writing to the Person giving the notice;

            (c) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Gregory R. D. Clark, Managing Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

            (d) if to any Lender, at such Lender's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                            22.  GOVERNING LAW.

      THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL

PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND THE HOLDING COMPANY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 22. EACH OF THE BORROWER AND THE HOLDING COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                               23.  HEADINGS.

      The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                             24.  COUNTERPARTS.

      This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                        25.  ENTIRE AGREEMENT, ETC.

      The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
SECTION 27 below.

                         26.  WAIVER OF JURY TRIAL.

      EACH OF THE BORROWER AND THE HOLDING COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS

HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF WHICH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE BORROWER AND THE HOLDING COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE BORROWER AND THE HOLDING COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE SUBORDINATION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

                  27.  CONSENTS, AMENDMENTS, WAIVERS, ETC.

      Any consent or approval required or permitted by this Credit Agreement to be given by all of the Lenders may be given with the written consent of the Majority Lenders; and (a) any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or thereto or mentioned herein or therein may be amended, and (b) the performance or observance by the Borrower, any of its Subsidiaries or the Holding Company of any terms of this Credit Agreement, the other Loan Documents or such other instruments entered into in connection herewith or therewith and the continuance of any Default or Event of Default, may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the Majority Lenders. Notwithstanding the foregoing,
(a) the rate of interest and interest payment dates on the Notes (other than interest accruing pursuant to SECTION 6.12.2 hereof following the effective date of any waiver by the Majority Lenders of the Default or Event of Default relating thereto), (b) the maturity of the Notes and the scheduled installment payments of the Term Loan as required by SECTION 4.3.1 hereof, (c) the amount of the Commitments of the Lenders, (d) the amount of commitment fees or Letter of Credit fees hereunder, (e) transfers or other dispositions of a majority of the assets and equipment of the Borrower, its Subsidiaries and the Holding Company constituting Collateral or the release of all or substantially all Collateral, and (f) extensions of the Maturity Date, may not be waived or changed without the written consent of the Borrower and each Lender affected thereby; and the definition of Majority Lenders and the provisions of this SECTION 27 may not be amended without the written consent of all of the Lenders; and the amount of the Agent's fee or any Letter of Credit fees payable to the Agent's account and SECTION 16 hereof may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                             28.  SEVERABILITY.

      The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    CEPI HOLDINGS, INC.



                                    By:_______________________________
                                         Name:
                                         Title:


                                    CRC HOLDINGS CORP.



                                    By:_______________________________
                                         Name:
                                         Title:


                                    BANKBOSTON,   N.A.,  individually  and  as
                                    Agent



                                    By:_______________________________
                                         Name:
                                         Title:

                                    BANKERS TRUST COMPANY, individually and as Documentation Agent



                                    By:_______________________________
                                         Name:
                                         Title:


                                    NATIONSBANK OF TEXAS, N.A.



                                    By:_______________________________
                                         Name:
                                         Title:

                                    UNION BANK OF CALIFORNIA, N.A.



                                    By:_______________________________
                                         Name:
                                         Title: